November 28, 2005

                        Touchstone Variable Series Trust

                      SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2005

                            NOTICE OF ADDRESS CHANGE

Effective November 28, 2005, the address of the Touchstone Variable Series Trust, Touchstone Advisors, Inc. and Touchstone Securities, Inc. is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202-4203.

In January 2006, the address of Fort Washington Investment Advisors, Inc., the Sub-Advisor to the Value Plus Fund, High Yield Fund, Core Bond Fund and Money Market Fund will be 303 Broadway, Suite 1200, Cincinnati, Ohio 45202-4203.

                  CHANGE IN SUB-ADVISOR TO THE BALANCED FUND

On June 28, 2005, the Balanced Fund changed its sub-advisor from OpCap Advisors LLC to OpCap's parent company, Oppenheimer Capital LLC. On June 10, 2005, Louis Goldstein replaced Lois Roman as the manager of the equity portion of the Balanced Fund.

The sub-section titled "Sub-Advisor to the Balanced Fund" on page 72 of the Prospectus has been revised as follows:

SUB-ADVISOR TO THE BALANCED FUND

OPPENHEIMER CAPITAL LLC ("OPPENHEIMER")
1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

Oppenheimer has been a registered investment advisor since 1969 and has managed the Fund since June 2005. From 1997 until June 2005 OpCap Advisors LLC, a subsidiary of Oppenheimer, managed the Fund. Louis Goldstein has managed the equity portion of the Fund since June 2005 and also managed the equity portion of the Fund from 1999 until 2004. Mr. Goldstein joined Oppenheimer in 1991 and is a Managing Director. Matthew Greenwald has managed the fixed-income portion of the Fund since 1997. Mr. Greenwald joined Oppenheimer in 1989 and is a Senior Vice President.






             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                        TOUCHSTONE VARIABLE SERIES TRUST

                         Touchstone Baron Small Cap Fund
                         Touchstone Emerging Growth Fund
                       Touchstone Third Avenue Value Fund
                   Touchstone Eagle Capital Appreciation Fund
                      Touchstone Enhanced Dividend 30 Fund
                           Touchstone Value Plus Fund
                         Touchstone Growth & Income Fund
                            Touchstone Balanced Fund
                           Touchstone High Yield Fund
                            Touchstone Core Bond Fund
                          Touchstone Money Market Fund
                        Touchstone Conservative ETF Fund
                          Touchstone Moderate ETF Fund
                         Touchstone Aggressive ETF Fund
                          Touchstone Enhanced ETF Fund

                       Statement of Additional Information
                                   May 1, 2005
                              Amended June 28, 2005
                             Amended November 28, 2005

         This Statement of Additional Information ("SAI") is not a Prospectus, but relates to the Prospectus dated May 1, 2005, amended November 28, 2005 for Touchstone Variable Series Trust (the "Trust").

         The Trust's financial statements are contained in its Annual Report, which is incorporated by reference into this SAI.

         You can get a free copy of the Trust's Prospectus or most recent annual and semiannual reports, request other information and discuss your questions about the Funds by contacting your financial advisor or Touchstone at:

                   Touchstone Variable Annuity Service Center
                                 Mail Station 74
                                  400 Broadway
                             Cincinnati, Ohio 45202
                            (800) 669-2796 (Press 2)
                      http://www.touchstoneinvestments.com

You can also get copies of the Trust's Prospectus and other reports at the Public Reference Room of the Securities and Exchange Commission ("SEC") or from the EDGAR database of the SEC's website at http://www.sec.gov

                                TABLE OF CONTENTS

                                                                            PAGE
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The Trust and the Funds                                                        3
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Description of the Funds and Their Investments and Risks                       5
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Investment Restrictions                                                       51
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Code of Ethics                                                                58
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Proxy Voting Procedures                                                       58
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Management of the Trust                                                       65
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Investment Advisory and Other Services                                        74
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Portfolio Managers                                                            84
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The Distributor                                                               94
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Distribution Plan                                                             95
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Portfolio Turnover                                                            96
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Disclosure of Portfolio Holdings                                              96
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Additional Service Providers                                                  97
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Brokerage Allocation and Other Practices                                      99
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Purchase, Redemption and Pricing of Shares                                   103
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Taxation of the Funds                                                        105
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Performance Information                                                      108
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Financial Statements                                                         111
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Appendix                                                                     112
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                                       2

                             THE TRUST AND THE FUNDS

      The Trust is composed of fifteen funds that are included in this SAI; the Baron Small Cap Fund, Emerging Growth Fund, Third Avenue Value Fund, Eagle Capital Appreciation Fund (formerly the Large Cap Growth Fund), Enhanced Dividend 30 Fund (formerly the Enhanced 30 Fund), Value Plus Fund, Growth & Income Fund, Balanced Fund, High Yield Fund, Core Bond Fund, Money Market Fund, Conservative ETF Fund, Moderate ETF Fund, Aggressive ETF Fund and Balanced ETF Fund (each, a "Fund" and collectively, the "Funds"). Each Fund (except the Third Avenue Value Fund and the Enhanced Dividend 30 Fund) is an open-end, diversified, management investment company. The Third Avenue Value Fund and the Enhanced Dividend 30 Fund are each an open-end, non-diversified, management investment company. The Trust was formed as a Massachusetts business trust on February 7, 1994.

      Touchstone Advisors, Inc. (the "Advisor") is the investment advisor of each Fund. The specific investments of each Fund are managed on a daily basis by their respective portfolio advisers (individually, a "Sub-Advisor," collectively, the "Sub-Advisors").

      Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise. Each class of shares of a Fund having multiple classes shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

      On April 28, 2003, certain Funds of the Trust (each an "Acquiring Fund") were reorganized by acquiring a similar series of The Legends Fund, Inc. (each an "Acquired Fund") as listed below. Each Acquired Fund liquidated by transferring substantially all of its assets to the corresponding Acquiring Fund.

ACQUIRING FUND                       ACQUIRED FUND                          ACCOUNTING SURVIVOR
Eagle Capital Appreciation Fund      Harris Bretall Sullivan & Smith        Harris Bretall Sullivan & Smith
                                     Equity Growth Portfolio                Equity Growth Portfolio

Eagle Capital Appreciation Fund      Touchstone Growth/Value Fund           Harris Bretall Sullivan & Smith
                                                                            Equity Growth Portfolio

Small Cap Value Fund                 Third Avenue Value Portfolio           Third Avenue Value Portfolio

Money Market Fund - Class I          Touchstone Standby Income Fund         Money Market Fund Class I

Value Plus Fund                      Gabelli Large Cap Value Portfolio      Value Plus Fund

Touchstone Baron Small Cap Fund      Legends Baron Small Cap Fund           Legends Baron Small Cap Fund

      On December 12, 2003, the Enhanced 30 Fund acquired each series of Separate Account 10 of Integrity Life Insurance Company, changed from a diversified to a non-diversified fund and changed its name to "Touchstone Enhanced Dividend 30 Fund."

      Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      Both Service Class and Class I shares of the Money Market Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (vi) each class offers different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

      Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership. However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

      The Prospectus provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT GOALS

      The investment goals of each Fund are described in the Prospectus. There can be no assurance that any Fund will achieve its investment goals.

INVESTMENT STRATEGIES AND RISKS (ALL FUNDS EXCEPT ETF FUNDS)

      The following provides additional information about the investments of each Fund except the Conservative ETF Fund, Moderate ETF Fund, Aggressive ETF Fund and Enhanced ETF Fund (the "ETF Funds"). Information about the investments of the ETF Funds is in the section, "Investments by the ETF Funds."

FIXED-INCOME AND OTHER DEBT INSTRUMENT SECURITIES

      Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates that will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

      Ratings made available by Standard & Poor's Rating Service ("S&P") and Moody's Investors Service, Inc. ("Moody's"), are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered is the long-term ability of the issuers to pay principal and interest and general economic trends.

      Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER

      Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      For a description of commercial paper ratings, see the Appendix.

SECTION 4(2) PAPER

      Commercial paper issues which include securities issued by major corporations without registration under the Securities Act of 1933 Act (the "1933 Act") in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" below. The Funds' percentage limitations on investments in illiquid securities include
Section 4(2) paper other than Section 4(2) paper that the Sub-Advisor has determined to be liquid pursuant to guidelines established by the Fund's Board of Trustees. The Board has delegated to the Sub-Advisors the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisors to take into account the same factors described under "Illiquid Securities" below for other restricted securities and require the Sub-Advisors to perform the same monitoring and reporting functions.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES

      Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

      Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

      The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

      Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

      While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

      In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures approved by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

      In considering investments for the Fund, the Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

      The High Yield Fund invests primarily in non-investment grade debt securities. The Core Bond Fund, the Growth & Income Fund and the Balanced Fund may also invest in non-investment grade debt securities.

      The Third Avenue Value Fund may invest up to 35% of its total assets in lower-rated debt securities. Third Avenue Value Fund may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or S&P's of C1 or lower). In addition, the Fund may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Sub-Advisor, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

      The Baron Small Cap Fund may invest up to 20% of its total assets in debt securities that are rated in the medium rating category or lowest rating category by S&P and Moody's. The Fund will rely on the Sub-Advisor's judgment, analysis and experience in evaluating debt securities. The Sub-Advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the Sub-Advisor monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Sub-Advisor in selecting a security. The Sub-Advisor examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Sub-Advisor. The Sub-Advisor could be wrong in its analysis. If the Fund purchased primarily higher rated debt securities, risks would be substantially reduced.

ILLIQUID SECURITIES

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities, which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities, which have not been registered under the 1933 Act, are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      Each Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and
(4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

RELATED INVESTMENT POLICIES

      No Fund may invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable. The Money Market Fund and the Eagle Capital Appreciation Fund may not invest more than 10% of its net assets in such securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless it would not be in the best interests of shareholders to do so.

      Each Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's 15% (10% in the case of the Money Market Fund and the Eagle Capital Appreciation Fund) limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

      No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

      Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

      The Baron Small Cap Fund and the Third Avenue Value Fund may invest up to 10% and 25%, respectively, of total assets at the time of purchase in the securities of foreign issuers, including Emerging Market Securities.

EMERGING MARKET SECURITIES

      Emerging Market Securities are securities that are issued by a company that (i) is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States, (ii) has its principal trading market for its stock in an emerging market country, or (iii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

The following Funds may invest in Emerging Market Securities:

       Third Avenue Value - up to 25% of total assets, Baron Small Cap Fund - up to 10% of total assets,
       Emerging Growth Fund - up to 10% of total assets, Balanced Fund - up to 15% of total assets, and High Yield Fund - up to 10% of total assets.

      Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

CURRENCY EXCHANGE RATES

      A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

OPTIONS

      The Baron Small Cap Fund will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

OPTIONS ON SECURITIES

      The respective Funds may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

      When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

      When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

      A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

      When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

      A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

      Each Fund has adopted certain other nonfundamental policies concerning option transactions that are discussed below.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

RELATED INVESTMENT POLICIES

      Each Fund that invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

      To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES

      Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

      Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Sub-Advisor believes the option can be closed out.

      Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

      Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

      When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

      Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

      Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES

      Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

OPTIONS ON FOREIGN CURRENCIES

      Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

      Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

      Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES

      Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Sub-Advisor anticipates that the currency will appreciate in value.

      There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund were unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

      As in the case of forward contracts, certain options on foreign currencies are traded over- the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS

      Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

      A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

      The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      The successful use of such instruments draws upon the Sub-Advisor's skill and experience with respect to such instruments and usually depends on the Sub-Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS

      A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts that are based on bonds issued by entities other than the U.S. Government.

      At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

      At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

      The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

      When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Fund's custodian to collateralize or "cover" the Fund's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Advisor may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although each applicable Sub-Advisor believes that use of such contracts will benefit the respective Fund, if the Sub-Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

      Each Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

      Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

      In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

FUTURES CONTRACTS AND RELATED OPTIONS

      Each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the agreement of the Fund Sub-Advisor that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

      No Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

      Each Fund, except the Third Avenue Value Fund and the Baron Small Cap Fund, will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

      A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Fund Sub-Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS

      Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments.

      The Money Market Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

LENDING OF FUND SECURITIES

      By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

      Each Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% (except for the Eagle Capital Appreciation Fund, Third Avenue Value Fund and Baron Small Cap
Fund) of a Fund's assets taken at value. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

      It is the present intention of the Eagle Capital Appreciation Fund to limit the amount of loans of portfolio securities to no more than 25% of the Fund's net assets. The Third Avenue Value Fund and the Baron Small Cap Fund intend to limit the amount of loans of portfolio securities to not more than 10% and 25% of total assets, respectively.

BORROWING

      Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings. In addition, the Core Bond Fund may enter into dollar roll transactions and each Fund, except the Third Avenue Value Fund, may enter into reverse repurchase agreements that are treated as borrowing by the Fund. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions. A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

      As a matter of current operating policy, and except for the use of reverse repurchase agreements and dollar rolls, the Core Bond Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets, for temporary or emergency purposes. The Fund will not purchase any security while outstanding borrowings, other than reverse repurchase agreements and dollar rolls, exceed 5% of the value of its total assets. These operating policies are not fundamental and may be changed by the Board without shareholder approval.

      Borrowing magnifies the potential for gain or loss on a Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. See also "Investment Restrictions."

DERIVATIVES

      The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Sub-Advisor will use derivatives only in circumstances where the Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Funds may use and some of their associated risks is found below.

ADRS, ADSS, EDRS, CDRS AND GDRS

      ADRs and ADSs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs") and Global Depository Receipts ("GDRs"), may also be purchased by the Funds. EDRs, GDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. All Funds except the Third Avenue Value Fund may invest in ADRs, ADSs, EDRs, CDRs and GDRs. The Third Avenue Value Fund may only invest in ADRs and ADSs.

U.S. GOVERNMENT SECURITIES

      Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

      Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MUNICIPAL SECURITIES

      The Money Market Fund and the Core Bond Fund may invest in taxable and tax-exempt municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

MORTGAGE-RELATED SECURITIES

      Each Fund may invest in mortgage-related securities. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

      Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

      CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

      Stripped mortgage-related securities are either issued and guaranteed, or privately-issued but collateralized by securities issued by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

      Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

      Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% (or 10% for the Money Market Fund and the Eagle Capital Appreciation Fund) of the value of its net assets will apply. The Baron Small Cap Fund may not invest more than 5% of its net assets in mortgage-related securities, including stripped mortgage-related securities.

ZERO COUPON SECURITIES

      Zero coupon corporate or U.S. Government securities and step-coupon securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Pay-in-kind securities pay interest through the issuance of additional securities. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities that pay interest periodically in cash.

Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

      A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

INFLATION-INDEXED BONDS

      The Core Bond Fund may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

      Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

      The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

      Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

      These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables - see "Trade Claims") or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

      The Baron Small Cap Fund from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Fund purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor the Sub-Advisor considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Sub-Advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Fund may purchase loans from national and state chartered banks as well as foreign ones. The Fund may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Fund may also invest in distressed first mortgage obligations and other debt secured by real property. The Fund does not currently anticipate investing more than 5% of its total assets in trade and other claims.

      These instruments will be considered illiquid securities and so will be limited, along with a Fund's other illiquid securities, to not more than 15% of the Fund's net assets.

TRADE CLAIMS

      The Third Avenue Value Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

      An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

SWAP AGREEMENTS

      To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

      In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

      In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

      Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

      All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

CUSTODIAL RECEIPTS

      Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

      To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

      Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. The Baron Small Cap Fund will limit its investments in when-issued securities to 5% of its total assets.

VARIABLE RATE DEMAND INSTRUMENTS

      Certain Funds may purchase variable rate demand instruments. Variable rate demand instruments that the Funds will purchase are variable amount master demand notes that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specific number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

      The variable rate demand instruments in which the Funds may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to thirteen months and their adjustments are based upon LIBOR or other prevailing interest rates as provided in the respective instruments. A security is priced at a coupon rate that causes its value to approximate par. Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from an NRSRO or unrated variable rate demand instruments determined by the Sub-Advisor to be of comparable quality. If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO. The Sub-Advisor may determine that an unrated variable rate demand instrument meets a Fund's quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever deemed to not meet a Fund's quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

      Each of the Core Bond Fund and High Yield Fund will not invest more than 15% of its net assets in variable rate demand instruments as to which it cannot exercise the demand feature on not more than seven days' notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities. The Funds intend to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund's investment portfolio.

      While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed income securities. Each Fund may hold variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rate," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

REPURCHASE AGREEMENTS

      Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Sub-Advisor reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

      The Funds, except the Third Avenue Value Fund, may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements are considered to be borrowings by a Fund for purposes of the limitations described in "Investment Restrictions" below. Also see "Borrowings" below.

COVERED DOLLAR ROLLS

      The Core Bond Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date. The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will set aside permissible liquid assets in a segregated custodial account to secure its obligation for the forward commitment to buy the securities. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. The segregated assets effectively collateralize the Fund's right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

      In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

      Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund's investment limitations on borrowings. See "Borrowing" and "Investment Restrictions."

      The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterpart to the transaction could fail to deliver the securities. If the counter party to which the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted. Finally, there can be no assurance that Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

TEMPORARY INVESTMENTS

      For temporary defensive purposes during periods when the Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

      In addition, for the same purposes, each Fund may also hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

INITIAL PUBLIC OFFERINGS (IPOS)

      An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

      The Funds' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product. The Third Avenue Value Fund intends to invest occasionally in the common stock of selected "unseasoned" companies.

CONVERTIBLE SECURITIES

      Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

      While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

REAL ESTATE INVESTMENT TRUSTS

      The Third Avenue Value Fund, the Baron Small Cap Fund and the Growth & Income Fund may invest in the equity securities of real estate investment trusts ("REITs"), which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

      Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

      The Growth & Income Fund may invest up to 5% of its total assets in SPDRs. The Eagle Capital Appreciation Fund may also invest in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

OTHER INVESTMENT COMPANIES

      The Funds reserve the right to invest in the securities of other investment companies including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iSharesSM (formerly called World Equity Benchmark Shares or "WEBS"), S&P's Depository Receipts ("SPDRs"), business development companies and small business investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one investment company. A Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by such Fund.

SHORT SALES

      The Third Avenue Value Fund and the Baron Small Cap Fund may engage in short sales. When a Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security. To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the security. The Fund may, but will not necessarily, receive interest on such proceeds. The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security.

      The Fund's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Fund will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Fund will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Fund's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

      If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

      The Third Avenue Value Fund and the Baron Small Cap Fund may enter into short sales against the box. A short sale is against the box when, at all times during which a short position is open, the Fund owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

ASSET-BACKED SECURITIES

      The Third Avenue Value Fund and the Balanced Fund may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described below. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

OVERSEAS PRIVATE INVESTMENT CORPORATION CERTIFICATES

      The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation ("OPIC"). OPIC is a U.S. Government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 140 emerging markets and developing nations worldwide. OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation. OPIC can lend up to $250 million per project on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis. OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies. These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. Government.

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

      The Third Avenue Value Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund cannot or will not invest.

      Floating rate securities pay interest according to a coupon that is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

      The Third Avenue Value Fund does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

ASSET COVERAGE

      To assure that a Fund's use of futures and related options, as well as when-issued and delayed- delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS

      Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Baron Small Cap Fund and the Eagle Capital Appreciation Fund may purchase warrants and rights, provided that neither Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

INVESTMENT IN EQUITY AND DEBT SECURITIES BY THE THIRD AVENUE VALUE FUND

      In selecting common stocks for the Third Avenue Value Fund, the Sub-Advisor generally seeks companies that exhibit the following characteristics:

o A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service(1) consumes a small part of such companies' cash flow.

o Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

o Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Sub-Advisor believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

o Availability of the security at a market price which the Sub-Advisor believes is at a substantial discount to the Sub-Advisor's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.

      In selecting preferred stocks, the Sub-Advisor will use its selection criteria for either common stocks or debt securities, depending on the Sub-Advisor's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

----------
(1) "Debt service" means the current annual required payment of interest and principal to creditors.

      The Third Avenue Value Fund intends its investment in debt securities to be, for the most part, in securities which the Sub-Advisor believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for the Fund, the Sub-Advisor requires the following characteristics:

o     Strong covenant protection, and

o Yield to maturity at least 500 basis points above that of a comparable credit.

      In acquiring debt securities for the Fund, the Sub-Advisor generally will look for covenants that protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Sub-Advisor will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Sub-Advisor will also use its best judgment as to the most favorable range of maturities. In general, Third Avenue Value Fund will acquire debt issues that have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures. See also "Fixed-Income and Other Debt Investment Securities."

INVESTMENTS BY THE ETF FUNDS

      Each ETF Fund seeks to achieve its investment goal by investing substantially all of its assets in a select group of exchange traded funds
(ETFs) of the iShares(R) Trust* representing a different combinations of stocks, bonds, and cash investments and reflecting varying degrees of potential investment risk and reward. Each ETF Fund may also hold a minimal amount of cash or cash equivalent positions, such as money market instruments, U.S. Government securities, commercial paper, and repurchase agreements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Conservative    Moderate      Aggressive      Enhanced
Underlying Funds                                                              ETF Fund      ETF Fund       ETF Fund       ETF Fund
----------------------------------------------------------------------------------------------------------------------------------
iShares(R) Trust: iShares Lehman 1-3 Treasury Bond Fund                         10%            --             --             --

iShares(R) Trust: iShares Lehman Aggregate Bond Fund                            54%            42%            21%             3%

iShares(R) Trust: iShares MSCI EAFE Index Fund                                   2%             3%             4%            22%

iShares(R) Trust: iShares S&P MidCap 400 BARRA/Value Index Fund                  2%             4%             5%            22%

iShares(R) Trust: iShares S&P MidCap 400 BARRA/Growth Index Fund                 2%             3%             4%             3%

iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Value Index Fund                1%             2%             3%            22%

iShares(R) Trust: iShares S&P SmallCap 600 BARRA/Growth Index Fund               1%             1%             1%             3%

iShares(R) Trust: iShares S&P 500/BARRA Value Index Fund                        15%            23%            36%            22%

iShares(R) Trust: iShares S&P 500/BARRA Growth Index Fund                        9%            12%            20%             3%

iShares(R) Trust: iShares S&P 500 Index Fund                                     4%            10%             6%             0%
----------------------------------------------------------------------------------------------------------------------------------

* iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). BGI's only relationship to the Trust and its affiliates is the licensing of certain trademarks and trade names of BGI. The ETF Funds are not sponsored, endorsed, sold, or promoted by BGI. BGI makes no representations or warranties to the shareholders of the ETF Funds or any member of the public regarding the advisability of investing in the ETF Funds or the iShares Funds. BGI has no obligation or liability in connection with the operation, marketing, or trading of the ETF Funds.

The following information directly relates to the investment policies, techniques, and risks of the underlying funds. It provides information about the types of securities in which one or more of the ETF Funds may invest through their investment in the underlying funds. However, the information in "Money Market Instruments" and "Repurchase Agreements" also applies generally to direct investments that may be made by the ETF Funds.

ETF FUNDS - GENERALLY

      The investment objective of each underlying fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index representing a segment of the U.S. bond market (in the case of the underlying bond funds) or representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries (in the case of the underlying equity funds). Each underlying fund is managed by Barclays Global Fund Advisors ("BGFA"), a subsidiary of BGI.

      Shares of each underlying fund are listed on the AMEX, the NYSE, or the CBOE and trade throughout the day on these listing exchanges and other secondary markets. There can be no assurance that the requirements of a listing exchange necessary to maintain the listing of shares of any underlying fund will continue to be met. A listing exchange may, but is not required to, remove the shares of an underlying fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of an underlying fund, there are fewer than 50 beneficial owners of the shares of an underlying fund for 30 or more consecutive trading days; (ii) the value of the underlying index on which such underlying fund is based is no longer calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the listing exchange, makes further dealings on the listing exchange inadvisable. A listing exchange will remove the shares of an underlying fund from listing and trading upon termination of such underlying fund. As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels. The Trust reserves the right to adjust the share prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable underlying fund.

THE FOLLOWING SECTION APPLIES TO THE iSHARES LEHMAN AGGREGATE BOND FUND.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

      The iShares Lehman Aggregate Bond Fund may invest in asset-backed and commercial mortgaged-backed securities (though it currently does not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

THE FOLLOWING SECTION APPLIES TO THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

BONDS

      Each underlying fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

      An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

CURRENCY TRANSACTIONS

      No underlying fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the underlying fund's assets that are denominated in a foreign currency. An underlying fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

      A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

      Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an underlying fund's return with the performance of the underlying index and may lower the underlying fund's return. The underlying fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each underlying fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DIVERSIFICATION STATUS

      Each underlying fund, except the iShares MSCI EAFE Index Fund, is diversified for purposes of the federal securities laws. With respect to 75% of an underlying fund's total assets, a diversified underlying fund does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25 percent of the underlying fund's total assets may be invested in any manner.

      A "non-diversified" classification means that an underlying fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the underlying index of such an underlying fund and, consequently, the underlying fund's investment portfolio. This may adversely affect the underlying fund's performance or subject the underlying fund's shares to greater price volatility than that experienced by more diversified investment companies.

      In addition, both diversified and non-diversified underlying funds may concentrate their investments in a particular industry or group of industries, as noted in the description of such underlying fund. The securities of issuers in particular industries may dominate the underlying index of such an underlying fund and consequently the underlying fund's investment portfolio. This may adversely affect its performance or subject the underlying fund's shares to greater price volatility than that experienced by less concentrated investment companies.

      Each underlying fund, however (whether diversified or non-diversified), intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the underlying fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain underlying funds and makes it less likely that such underlying funds will meet their investment objectives.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

FOREIGN SECURITIES

      Each underlying fund may purchase publicly traded common stocks of foreign corporations. Each underlying fund's investment in common stock of foreign corporations may also be in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

      Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

FUTURES AND OPTIONS

      Each underlying fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective underlying index, to facilitate trading or to reduce transaction costs. Each underlying fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No underlying fund will use futures or options for speculative purposes. Each underlying fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each underlying fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, each underlying fund is not subject to registration or regulation as a commodity pool operator under the CEA.

      A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each underlying fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each underlying fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each underlying fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

      An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each underlying fund. The potential for loss related to writing options is unlimited.

      Each underlying fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

      Upon entering into a futures contract, an underlying fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each underlying fund may elect to close the position by taking an opposite position, which will operate to terminate the underlying fund's existing position in the contract.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

ILLIQUID SECURITIES

      Each underlying fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

INVESTMENT COMPANIES, REITS

      Each underlying fund may invest in the securities of other investment companies (including money market funds) and (except with respect to the iShares Lehman 1-3 Treasury Bond Fund and iShares Lehman Aggregate Bond Fund) real estate investment trusts to the extent allowed by law. Under the 1940 Act, an underlying fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the underlying fund's total assets with respect to any one investment company and (iii) 10% of the underlying fund's total assets with respect to investment companies in the aggregate. Each underlying fund may invest its assets in securities of money market funds advised by BGFA or otherwise affiliated with such underlying fund. No underlying fund will invest more than 10% of its total assets in investment companies or other pooled investment vehicles.

LENDING PORTFOLIO SECURITIES

      Pursuant to guidelines approved by the underlying fund's Board, each underlying fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the U.S., organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the underlying fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the underlying funds' securities lending agent considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

      An underlying fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the underlying fund. In connection with lending securities, an underlying fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, an underlying fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the applicable underlying fund if a material event affecting the investment is to occur. An underlying fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

      BGI acts as securities lending agent for the underlying funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The underlying funds have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

MONEY MARKET INSTRUMENTS

      Each ETF Fund or underlying fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which the ETF Funds or underlying fund may invest include: (i) short-term obligations issued by the U.S. Government;
(ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and
(iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. BGFA received an exemptive order from the SEC that permits the funds it manages, including the underlying funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the underlying funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

THE FOLLOWING SECTION APPLIES TO THE iSHARES LEHMAN AGGREGATE BOND FUND.

MORTGAGE PASS-THROUGH SECURITIES

      A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") (recently, about 33%) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

      An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the iShares Lehman Aggregate Bond Fund seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The underlying fund intends to use TBA transactions in several ways. For example, the underlying fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the underlying fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the underlying fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counter party to a TBA transaction would expose the underlying fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the underlying fund will enter into TBA transactions only with established counter parties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counter parties. The underlying fund's use of "TBA rolls" may cause the underlying fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other underlying funds described herein.

      The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

REPURCHASE AGREEMENTS

      Each ETF Fund or underlying fund may enter into repurchase agreements with banks and securities dealers. Such transactions entail the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price, reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Should an ETF Fund or underlying fund enter into a repurchase agreement, it would maintain custody of the underlying securities prior to their repurchase. Thus, the obligation of the bank or the dealer to pay the repurchase price on the date agreed would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose each ETF Fund or underlying fund to possible loss because of adverse market action, expenses or delays in connection with the disposition of the underlying obligations. The financial institutions with which each ETF Fund or underlying fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy. BGFA or the Sub-Advisor will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain the value of the securities subject to the agreement to equal at least 100% of the repurchase price (including accrued interest). In addition, the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, must be equal to or greater than 100% of the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The value of the securities will be marked-to-market daily. Under the 1940 Act, repurchase agreements are considered loans.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

REVERSE REPURCHASE AGREEMENTS

      Each underlying fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the underlying fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the underlying fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the underlying fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each underlying fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the underlying fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each underlying fund's assets. The custodian bank will maintain a separate account for each underlying fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS

      Each underlying fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which an underlying fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC");
(iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P(v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by an underlying fund.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

SWAP AGREEMENTS

      Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the underlying fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of an underlying fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

THE FOLLOWING SECTION APPLIES TO THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

U.S. GOVERNMENT OBLIGATIONS

      The iShares Lehman 1-3 Treasury Bond Fund invests almost exclusively in various types of U.S. Government obligations and the iShares Lehman Aggregate Bond Fund invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

GENERAL CONSIDERATIONS AND RISKS

      An investment in an underlying fund should be made with an understanding that the value of an underlying fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market. An investment in an underlying fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of iShares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

      Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

      Although most of the securities in the underlying investments are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of an underlying fund's shares will be adversely affected if trading markets for an underlying fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS EXCEPT THE iSHARES LEHMAN 1-3 TREASURY BOND FUND AND iSHARES LEHMAN AGGREGATE BOND FUND.

RISKS OF FUTURES AND OPTIONS TRANSACTIONS

      There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each underlying fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the underlying index. In the event of adverse price movements, an underlying fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an underlying fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, an underlying fund may be required to deliver the instruments underlying the future contracts it has sold.

      The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The underlying funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The underlying funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

      Utilization of futures and options on futures by an underlying fund involves the risk of imperfect or even negative correlation to the underlying index if the index underlying the futures contract differs from the underlying index. There is also the risk of loss by an underlying fund of margin deposits in the event of bankruptcy of a broker with whom an underlying fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

      Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each underlying fund to substantial losses. In the event of adverse price movements, each underlying fund would be required to make daily cash payments of variation margin.

      Although each underlying fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

RATING SERVICES

      The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Trust's Prospectus is set forth in the Appendix.

                             INVESTMENT RESTRICTIONS

      FUNDAMENTAL POLICIES. The "fundamental policies" of each Fund may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this SAI and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE FOLLOWING FUNDAMENTAL POLICIES ARE APPLICABLE TO ALL FUNDS:

      Each Fund may not:

      (1) issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

      (2) engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

      (3) underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

      (4) (i) (ALL FUNDS EXCEPT ETF FUNDS) purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      (ii) (ETF FUNDS) concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) except that an ETF Fund will concentrate to approximately the same extent that its underlying funds and their underlying index concentrates in the stocks of such particular industry or group of industries (for purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered issued by members of any industry);

      (5) purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

      (6) purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts; and

      (7) make loans to other persons except that the Fund may (i) engage in repurchase agreements (or reverse repurchase agreements for the ETF Funds); (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

      NONFUNDAMENTAL OPERATING POLICIES. Certain Funds have adopted additional restrictions as a matter of "operating policy." These restrictions are nonfundamental and are changeable by the Board of Trustees without a shareholder vote.

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO ALL FUNDS, EXCEPT THE EMERGING GROWTH FUND, BARON SMALL CAP FUND, THIRD AVENUE VALUE FUND, EAGLE CAPITAL APPRECIATION FUND, MONEY MARKET FUND AND ETF FUNDS.

      The Funds may not:

(i) ENHANCED DIVIDEND 30 FUND, VALUE PLUS FUND, GROWTH & INCOME FUND, BALANCED FUND AND HIGH YIELD FUND - borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

      CORE BOND FUND ONLY - except for the use of reverse repurchase agreements and covered dollar rolls, borrow money from banks or other persons in an amount not exceeding 10% of its total assets, as a temporary measure for extraordinary or emergency purposes.

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v) invest for the purpose of exercising control or management;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company, provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations ("NRSRO'S") and the Fund's Board of Trustees have determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund's Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund's Board of Trustees;

(viii) invest more than 10% of the Fund's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid in accordance with guidelines approved by the Fund's Board of Trustees);

(ix) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

(xi) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

(xii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

(xiii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE EMERGING GROWTH FUND.

(i) The Emerging Growth Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE BARON SMALL CAP FUND AND THE THIRD AVENUE VALUE FUND:

(i) The Funds do not currently intend to borrow money or issue senior securities, except that the Third Avenue Value Fund may borrow in an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Baron Small Cap Fund may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. The Baron Small Cap Fund may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Baron Small Cap Fund's total assets, the Fund will make no further investments until such borrowing is repaid. It is the current intention of the Baron Small Cap Fund not to borrow money in excess of 5% of its assets. A Fund may pledge up to 5% (10% in the case of Baron Small Cap Fund) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund.

(ii) The Funds do not currently intend to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Fund except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets taken at cost (10% in the case of Baron Small Cap Fund), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Fund that may use options or futures strategies.

(iii) The Funds do not currently intend to purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Fund that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

(iv) The Funds do not currently intend to make short sales of securities or maintain a short position, except to the extent described in the Prospectus or Statement of Additional Information.

(v) BARON SMALL CAP FUND ONLY. The Fund may write call options if the calls written by any of the Fund are covered throughout the life of the option. A call is covered if the Fund (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Fund or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Fund maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call.

(vi) BARON SMALL CAP FUND ONLY. The Fund may write listed put options only if they are secured. A put is secured if a Fund (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price.

(vii) The Funds may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

(viii) The Funds do not currently intend to purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

(ix) The Funds do not currently intend to enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Fund's total assets (calculated in accordance with CFTC regulations).

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE TO THE EAGLE CAPITAL APPRECIATION FUND.

(i) The Fund does not currently intend to borrow money or issue senior securities, except in an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge up to 5% of its total assets as security for such borrowing.

(ii) The Fund does not currently intend to mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Fund's total assets taken at cost.

(iii) The Fund does not currently intend to purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions.

(iv) The Fund does not currently intend to purchase any securities issued by any other investment company except (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies.

(v) The Fund does not currently intend to make short sales of securities or maintain a short position.

(vi) The Fund does not currently intend to purchase or sell puts, calls, options, straddles, commodities or commodities futures.

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICIES ARE APPLICABLE ONLY TO THE MONEY MARKET FUND.

(i) The Money Market Fund does not currently intend to issue or sell any senior security as defined by the 1940 Act except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

(ii) The Money Market Fund does not currently intend to borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Money Market Fund does not currently intend to make any borrowing that would cause outstanding borrowings to exceed one-third of the value of its total assets.

(iii) The Money Market Fund does not currently intend to purchase, hold or deal in real estate.

(iv) The Money Market Fund does not currently intend to purchase, hold or deal in commodities.

(v) The Money Market Fund does not currently intend to engage in the purchase or sale of put or call options.

(vi) The Money Market Fund does not currently intend to make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

(vii) The Money Market Fund does not currently intend to invest in oil, gas or other mineral explorative or development programs.

(viii) The Money Market Fund does not currently intend to invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

(ix) The Money Market Fund does not currently intend to purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

(x) The Money Market Fund does not currently intend to invest more than 25% of its total assets in a particular industry, except that the Fund may invest more than 25% of total assets in securities of banks. Currently, the Securities and Exchange Commission defines the term "bank" to include U.S. banks and their foreign branches if, in the case of foreign branches, the parent U.S. bank is unconditionally liable for such obligations. These limitations do not apply to obligations of the U.S. government or any of its agencies or instrumentalities. The Money Market Fund does not consider utilities or companies engaged in finance generally to be one industry. Finance companies will be considered a part of the industry they finance (e.g., GMAC-auto; VISA-credit cards). Utilities will be divided according to the types of services they provide; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(xi) The Money Market Fund does not currently intend to purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities.

(xii) The Money Market Fund does not currently intend to invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

(xiii) The Money Market Fund does not currently intend to purchase securities or evidence of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

(xiv) The Money Market Fund does not currently intend to make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

THE FOLLOWING NONFUNDAMENTAL OPERATING POLICY IS APPLICABLE ONLY TO THE HIGH YIELD FUND, THE CORE BOND FUND AND THE BARON SMALL CAP FUND.

      Each Fund may not change its policy of investing, under normal circumstances, at least 80% of its net assets (defined as net assets, plus the amount of any borrowings for investment purposes), in investments suggested by the Fund's name as described in the Prospectus, without providing shareholders with at least 60 days' prior notice of such change. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

                                 CODE OF ETHICS

      The Trust, the Distributor, the Advisor and the Sub-Advisors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, and may permit such persons to invest in securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

                             PROXY VOTING PROCEDURES

      Each Fund has adopted its Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund's shareholders and those of the Sub-Advisor or its affiliates. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ended June 30 is available by August 1 of that year without charge, upon request, by calling toll-free 1-800-543-0407 and on the SEC website at http://www.sec.gov. Listed below is a summary of the Sub-Advisors' proxy voting procedures:

TCW INVESTMENT MANAGEMENT COMPANY, LLC. TCW has adopted proxy-voting guidelines on issues involving governance, capital structure, mergers and restructuring, board of directors, anti-takeover provisions, compensation and other issues.

When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the Fund and with the goal of maximizing the value of the Fund's investments. The voting guidelines generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy is that its portfolio managers are best able to determine how best to further the Fund's interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and an outside proxy voting service.

      Consistent with the approaches described above, the following are examples of TCW's voting position on specific matters.

      o     TCW will vote for director nominees in uncontested elections.

      o TCW will vote against proposals to authorize preferred stock if the Board has unlimited rights to set the terms and conditions.

      o TCW will vote against proposals to ratify or adopt poison pill plans.

      o TCW will vote against proposals to establish or increase super majority vote requirements.

      o TCW will vote for executive and director compensation plans unless they are dilutive beyond pre-determined levels, in which case such votes will be determined on a case-by-case basis.

      o     TCW will vote for mergers and acquisitions.

      If a potential conflict of interest arises, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of the Fund and in the interests of maximizing the value of its portfolio holdings. If a conflict of interest arises and the proxy vote is predetermined, TCW will vote accordingly. If a conflict of interest arises and there is no predetermined vote, TCW will refer the vote to an outside service for its consideration in the event the client's relationship is determined to be material to TCW. If TCW identifies a conflict of interest between a portfolio manager and an issuer soliciting proxy votes from TCW clients, the Proxy Committee will cast the vote.

WESTFIELD CAPITAL MANAGEMENT COMPANY LLC. Westfield's policy is to vote all proxies in the best interest of the Fund in accordance with its fiduciary obligations and applicable law. Westfield has a Proxy Committee composed of individuals from the investment committee, operations staff and compliance department. The Proxy Committee is responsible for setting general policy as to proxies. Westfield has also contracted with The Investor Responsibility Research Center ("IRRC") to assist it in the proxy voting process by providing proxy voting research and maintaining documentation to substantiate the manner in which Westfield votes proxies. Westfield maintains written voting guidelines, that are available on its website, setting forth the voting positions determined by its Proxy Committee on those issues believed most likely to arise day to day. These issues include board-approved proposals (election of directors, executive compensation, capitalization, acquisitions, mergers, reorganizations and anti-takeover measures) and shareholder proposals. Westfield will vote proxies in accordance with these guidelines, subject to two exceptions: 1) if the portfolio manager believes that following the guidelines would not be in the Fund's best interests and 2) for clients with plan assets subject to ERISA, Westfield may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines except when voting in accordance with AFL-CIO guidelines would be inconsistent with ERISA.

      The following are examples of Westfield's voting position on specific matters.

      o Westfield will withhold votes for the entire board of directors if the board does not have a majority of independent directors or the board does not have a nominating, audit and compensation committee composed solely of independent directors.

      o Westfield will vote on a case-by-case basis board approved proposals relating to executive compensation. Westfield may vote against executive compensation proposals where compensation is excessive by reasonable corporate standards or where a company fails to provide transparent disclosure of executive compensation.

      o Westfield will vote against board proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except Westfield will vote on a case-by-case basis poison pill proposals and proposals to adopt fair price provisions.

      If a conflict of interest should arise when voting proxies of an issuer that has a significant business relationship with Westfield, Westfield will vote proxies based solely on the investment merits of the proposal.

FORT WASHINGTON INVESTMENT ADVISORS, INC. Fort Washington's policy is to vote proxies in the best interests of a Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of a Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

      Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

      Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained IRRC to assist it in the proxy voting process and will use IRRC's proxy voting guidelines as a resource in its proxy voting.

      Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of a Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of a Fund (excluding any Fund that may have a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

TODD INVESTMENT ADVISORS, INC. Todd will vote proxies solely in the best long-term interests of the Fund. Todd has adopted guidelines on key issues such as election of directors, stock incentive plans, expensing of options, severance agreements, takeover provisions, and social and environmental issues. Todd employs Institutional Shareholder Services ("ISS") to help it analyze particular issues. The following are examples of Todd's position on specific matters.

      o Todd will generally vote for proposals seeking to end the staggered election of directors and prefers that all directors be elected annually.

      o Todd will generally support proposals requiring a majority of independent directors on the board.

      o     Todd prefers to see the separation of Chairman and CEO positions.

      o     Todd prefers that all incumbent directors own company stock.

      o Todd prefers that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans, but recognizes that short-term incentive plans do have a place in providing key executives with a balanced compensation program.

      o     Todd supports proposals requiring the expensing of options.

      If a conflict of interest should arise, Todd will inform its Executive Committee of the conflict and notify the shareholder why Todd's vote may differ from the shareholder's request. Todd will consider a shareholder's request but will vote only for what it believes will best advance the long-term interests of shareholders.

OPPENHEIMER CAPITAL LLC. Openheimer has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that Oppenheimer is voting in the best interest of the Fund. The Proxy Guidelines reflect Oppenheimer's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case-by-case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. Upon receipt of the Fund's written request, Oppenheimer may also vote proxies for that Fund's account in a particular manner that may differ from the Proxy Guidelines. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

      In accordance with the Proxy Guidelines, Oppenheimer may review additional criteria associated with voting proxies and evaluate the expected benefit to the Fund when making an overall determination on how or whether to vote the proxy. Oppenheimer may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategies or products. In addition, Oppenheimer may refrain from voting a proxy on behalf of the Fund's accounts due to de minimus holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, Oppenheimer may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on Oppenheimer's ability to vote the proxy. These issues may include, but are not limited to:
(i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner's ability to exercise votes,
(v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

      To assist in the proxy voting process, Oppenheimer may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in Oppenheimer's handling of proxy voting responsibilities.

THIRD AVENUE MANAGEMENT LLC ("TAM"). TAM has adopted proxy voting policies and procedures for the voting of proxies on behalf of accounts for which TAM has voting discretion, including the Third Avenue Value Fund. Under TAM's proxy voting policy, the Fund's portfolio securities must be voted in the best interests of the Fund.

      Normally, TAM exercises proxy-voting discretion on particular types of proposals in accordance with guidelines set forth in its proxy voting policy. The proxy guidelines address, for example, the election of directors, classified boards, cumulative voting and blank check preferred stock. The guidelines are subject to exceptions on a case-by-case basis. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of the Fund and vote in accordance with what it believes to be the best interests of the Fund's shareholders.

      TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to the Fund. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

      An employee of TAM who may have direct or indirect influence on a proxy voting decision who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to TAM's General Counsel. TAM's General Counsel will analyze each potential or actual conflict of interest presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of ISS,
(4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to the Board of Trustees and obtaining discretion on how to vote.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. Deutsche has adopted Proxy Voting Guidelines that set forth its standard voting positions on various common proxy voting matters, including but not limited to, proposals on board of director elections, management compensation, mergers and acquisitions, changes to capital structure, social responsibility issues and anti-takeover provisions. Any client proxy vote that (i) is not addressed by specific instructions from the Fund,
(ii) is not covered by the Proxy Voting Guidelines, or (iii) is one in which Deutsche believes that voting in accordance with the Proxy Voting Guidelines may not be in the best economic interests of the Fund, will be evaluated and voted by Deutsche's proxy voting committee in accordance with the Proxy Voting Policies.

      Deutsche's Proxy Voting Policies also contain policies that are designed to ensure that material conflicts of interest are avoided and/or resolved in a manner consistent with Deutsche's fiduciary role and the best economic interests of Deutsche's clients. Generally, under normal circumstances, Deutsche will vote proxies in accordance with the pre-determined Proxy Voting Guidelines. In the limited circumstances where Deutsche's proxy voting committee evaluates and votes a particular proxy, the proxy voting committee shall vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of clients. If Deutsche determines, however, that a material conflict of interest exists with respect to a particular proxy that is being considered by its proxy voting committee, Deutsche will either follow (i) the instructions obtained from affected clients, or (ii) the recommendations of an independent third-party proxy voting specialist.

BAMCO INC. It is the policy of BAMCO in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for the Fund. To ensure consistency in voting proxies on behalf of the Fund, BAMCO utilizes proxy-voting guidelines. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues.

      BAMCO will vote the Fund's proxies in the best interests of the Fund and not its own. In voting proxies, BAMCO will avoid material conflicts of interests between the interests of BAMCO and its affiliates on the one hand and the interests of the Fund on the other. BAMCO recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) it has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, BAMCO understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. BAMCO acknowledges the existence of a relationship of the type discussed above is sufficient for a material conflict to exist, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote.

EAGLE ASSET MANAGEMENT INC. It is the policy of Eagle to generally vote proxies in furtherance of the long-term economic value of the underlying securities. Eagle considers each proxy proposal on its own merits, and makes an independent determination of the advisability of supporting or opposing management's position. Eagle believes that the recommendations of management should be given substantial weight, but will not support management proposals that Eagle believes are detrimental to the underlying value of the Fund's positions.

      Eagle usually opposes proposals that dilute the economic interest of shareholders, and also opposes those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds Eagle's value estimate, Eagle will generally vote for the merger, acquisition or leveraged buy-out.

      The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues.

I. Directors and Auditors

            Eagle generally supports the management slate of directors, although Eagle may withhold its votes if the board has adopted excessive anti-takeover measures. Eagle favors inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, Eagle will support management's selection of auditors.

II. Corporate Governance

            In the area of corporate governance, Eagle will generally support proxy measures that it believes tends to increase shareholder rights.

            Eagle generally votes against anti-takeover proposals that it believes would diminish shareholder rights.

      Eagle generally votes on other corporate governance issues as follows:

      A. Other Business. Absent any compelling grounds, Eagle usually authorizes management to vote in its discretion.

      B. Differential Voting Rights. Eagle usually votes against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares.

      C. Directors-Share Ownership. While Eagle views some share ownership by directors as having a positive effect, it will usually vote against proposals requiring directors to own a specific number of shares.

      D. Independent Directors. While Eagle opposes proposals that would require that a board consist of a majority of independent directors, it may support proposals that call for some independent positions on the board.

      E. Preemptive Rights. Eagle generally votes against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital.

      F. Employee Stock Ownership Plans (ESOPs). Eagle evaluates ESOPs on a case-by-case basis. Eagle usually votes for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, Eagle examines the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. Eagle may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. Eagle votes against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device.

III. Compensation and Stock Option Plans

            Eagle reviews compensation plan proposals on a case-by-case basis. Eagle believes that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so Eagle generally tends to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, Eagle may vote in opposition.

            With respect to compensation plans that utilize stock options or stock incentives, Eagle generally votes with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, Eagle may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements.

IV. Social Issues

            Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, Eagle has found that management generally analyzes such issues on the same basis, and so Eagle generally supports management's recommendations on social issue proposals.

V. Conflicts of Interest

            Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle's proxy votes are cast as prescribed by Eagle's guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's Guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy-voting rights are exercised.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The Board of Trustees is responsible for the overall management and supervision of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The name, age, address, present position(s) with the Trust, principal occupation(s) for the past 5 years and other directorships held outside the fund complex for each Trustee and principal officer of the Trust are set forth in the following table:

      The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
              NAME                   POSITION       TERM OF OFFICE(2)            PRINCIPAL            NUMBER           OTHER
             ADDRESS                HELD WITH      AND LENGTH OF TIME          OCCUPATION(S)         OF FUNDS      DIRECTORSHIPS
               AGE                    TRUST              SERVED             DURING PAST 5 YEARS      OVERSEEN         HELD(4)
                                                                                                      IN THE
                                                                                                    TOUCHSTONE
                                                                                                     FAMILY OF
                                                                                                     FUNDS(3)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                   President     Until retirement at      Senior Vice President         31        Director of
Touchstone                         and Trustee   age 75 or until she      of The Western and                      LaRosa's (a
Advisors, Inc.                                   resigns or is removed    Southern Life                           restaurant
303 Broadway                                                              Insurance Company.                      chain).
Cincinnati, OH                                   Trustee since 1999       President and a
Age: 50                                                                   director of IFS
                                                                          Financial Services,
                                                                          Inc. (a holding
                                                                          company). She is a
                                                                          director of Capital
                                                                          Analysts Incorporated
                                                                          (an investment advisor
                                                                          and broker-dealer),
                                                                          Integrated Fund
                                                                          Services, Inc. (the
                                                                          Trust's administrator,
                                                                          accounting and
                                                                          transfer agent), IFS
                                                                          Fund Distributors,
                                                                          Inc. (a
                                                                          broker-dealer),
                                                                          Touchstone Advisors,
                                                                          Inc. (the Trust's
                                                                          investment advisor)
                                                                          and Touchstone
                                                                          Securities, Inc. (the
                                                                          Trust's distributor).
                                                                          She is also President
                                                                          and a director of IFS
                                                                          Agency Services, Inc.
                                                                          (an insurance agency),
                                                                          W&S Financial Group
                                                                          Distributors, Inc. and
                                                                          IFS Systems, Inc. She
                                                                          is Senior Vice
                                                                          President and a
                                                                          director of Fort
                                                                          Washington Brokerage
                                                                          Services, Inc. (a
                                                                          broker-dealer). She is
                                                                          President of
                                                                          Touchstone Tax-Free
                                                                          Trust, Touchstone
                                                                          Investment Trust,
                                                                          Touchstone Variable
                                                                          Series Trust and
                                                                          Touchstone Strategic
                                                                          Trust. She was
                                                                          President of
                                                                          Touchstone Advisors,
                                                                          Inc. and Touchstone
                                                                          Securities, Inc. until
                                                                          2004.
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett                    Trustee       Until retirement at      Chairman of the Board,    31            Director of The
The Western and Southern Life                    age 75 or until he       President and Chief                     Andersons Inc.
Insurance Company                                resigns or is removed    Executive Officer of                    (an
400 Broadway                                                              The Western and                         agribusiness
Cincinnati, OH                                   Trustee since 2000       Southern Life                           and retailing
Age: 56                                                                   Insurance Company,                      company),
                                                                          Western- Southern Life                  Convergys
                                                                          Assurance Company and                   Corporation (a
                                                                          Western & Southern                      provider of
                                                                          Financial Group, Inc.;                  business
                                                                          Director and Chairman                   support systems
                                                                          of Columbus Life                        and customer
                                                                          Insurance Company;                      care
                                                                          Fort Washington                         operations) and
                                                                          Investment Advisors,                    Fifth Third
                                                                          Inc., Integrity Life                    Bancorp.
                                                                          Insurance Company and
                                                                          National Integrity
                                                                          Life Insurance
                                                                          Company; Director of
                                                                          Eagle Realty Group,
                                                                          Inc., Eagle Realty
                                                                          Investments, Inc.;
                                                                          Integrated Fund
                                                                          Services, Inc. and IFS
                                                                          Holdings, Inc.;
                                                                          Director, Chairman and
                                                                          CEO of WestAd, Inc.;
                                                                          President and Trustee
                                                                          of Western & Southern
                                                                          Financial Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
John R. Lindholm                   Trustee       Until retirement at      President, CEO and            15         None
Integrity Life Insurance Company                 age 75 or until he       Director of Integrity
400 Broadway                                     resigns or is removed    Life Insurance Company
Cincinanti, OH                                                            and National Integrity
Age: 56                                          Trustee since 2003       Life Insurance
                                                                          Company. He was the
                                                                          President of the
                                                                          Retail Business
                                                                          Division of Arm
                                                                          Financial Group from
                                                                          1996 until 2000.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan                  Trustee       Until retirement at      Retired Managing              31        Director of
1420 Neeb Road                                   age 75 or until he       Partner of KPMG LLP (a                  Wing Eyecare
Cincinnati, OH                                   resigns or is removed    certified public                        Companies.
Age: 60                                                                   accounting firm);
                                                 Trustee since 2005       Director of The
                                                                          National Underwriter
                                                                          Company (a publisher
                                                                          of insurance and
                                                                          finance services
                                                                          products) until 2003.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox                     Trustee       Until retirement at      President and Chief           31       Director of the
105 East Fourth Street                           age 75 or until he       Executive Officer of                   Federal Reserve
Cincinnati, OH                                   resigns or is removed    Cox Financial Corp. (a                 Bank of Cleveland;
Age: 58                                                                   financial services                     Cinergy Corporation
                                                 Trustee since 1994       company).                              (a utility company)
                                                                                                                 Chairman of The
                                                                                                                 Cincinnati Bell
                                                                                                                 Telephone Company
                                                                                                                 LLC; Director of
                                                                                                                 The Timken Company
                                                                                                                 (a manufacturer of
                                                                                                                 bearings, alloy
                                                                                                                 steels and related
                                                                                                                 products and
                                                                                                                 services).
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner                   Trustee       Until retirement at      Principal of HJL              31        None
c/o Touchstone Advisors, Inc.                    age 75 or until he       Enterprises (a
303 Broadway                                     resigns or is removed    privately held
Cincinnati, OH                                                            investment company).
Age: 67                                          Trustee since 1999
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann                 Trustee       Until retirement at      Executive for Duro Bag        31        None
c/o Touchstone Advisors, Inc.                    age 75 or until he       Manufacturing Co. (a
303 Broadway                                     resigns or is removed    bag manufacturer);
Cincinnati, OH                                                            President of Shor
Age: 67                                          Trustee since 2005       Foundation for
                                                                          Epilepsy Research (a
                                                                          charitable
                                                                          foundation); Trustee
                                                                          of Riverfront Funds
                                                                          (mutual funds) from
                                                                          1999 - 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg                Trustee       Until retirement at      Retired Partner of            31        Trustee of
c/o Touchstone Advisors, Inc.                    age 75 or until he       KPMG LLP (a certified                   TriHealth
303 Broadway                                     resigns or is removed    public accounting                       Physician
Cincinnati, OH                                                            firm). He is Vice                       Enterprise
Age: 71                                          Trustee since 1994       President of St.                        Corporation
                                                                          Xavier High School.
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti                    Trustee       Until retirement at      CEO, Chairman and             31        Director of QMed
c/o Touchstone Advisors, Inc.                    age 75 or until he       Director of Avaton,                     (a health care
303 Broadway                                     resigns or is removed    Inc. (a wireless                        management
Cincinnati, OH                                                            entertainment                           company).
Age: 57                                          Trustee since 2002       company). President of
                                                                          Cincinnati Biomedical
                                                                          (a life science and
                                                                          economic development
                                                                          company). CEO,
                                                                          Chairman and Director
                                                                          of Astrum Digital
                                                                          Information (an
                                                                          information monitoring
                                                                          company) from 2000
                                                                          until 2001; President
                                                                          of Great American Life
                                                                          Insurance Company from
                                                                          1999 until 2000; A
                                                                          Director of Chiquita
                                                                          Brands International,
                                                                          Inc. until 2000.
------------------------------------------------------------------------------------------------------------------------------------

(1)   Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone
      Securities, Inc., the Trust's distributor, and an officer of various affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940
      Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and
      Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and
      Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor, and an officer of other affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Lindholm, as President and a director of National
      Integrity Life Insurance Company and Integrity Life Insurance Company, subsidiaries of The Western and Southern
      Life Insurance Company, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the
      1940 Act.


                                       66

(2)   Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she sooner resigns or is removed.
(3)   The Touchstone Family of Funds consists of 15 series of the Trust, 7 series of Touchstone Strategic Trust,
      4 series of Touchstone Tax-Free Trust and 5 series of Touchstone Investment Trust.
(4)   Each Trustee, except Mr. Lindholm, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust
      and Touchstone Strategic Trust.

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
              NAME                   POSITION        TERM OF OFFICE              PRINCIPAL           NUMBER OF         OTHER
             ADDRESS                HELD WITH         AND LENGTH OF            OCCUPATION(S)           FUNDS       DIRECTORSHIPS
               AGE                   TRUST(1)          TIME SERVED          DURING PAST 5 YEARS      OVERSEEN           HELD
                                                                                                      IN THE
                                                                                                    TOUCHSTONE
                                                                                                     FAMILY OF
                                                                                                     FUNDS(2)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                   President     Until resignation,       See biography above.          31        Director of La
Touchstone Advisors, Inc.                        removal or                                                       Rosa's (a
303 Broadway                                     disqualification                                                 restaurant chain).
Cincinnati, OH                                   President since 2004:
Age: 50                                          President from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                    Vice          Until resignation,       Vice                          31        None
Touchstone                         President     removal or               President-Compliance
Advisors, Inc.                     and Chief     disqualification         of IFS Financial
303 Broadway                       Compliance                             Services, Inc.,
Cincinnati, OH                     Officer       Vice President since     Director of Compliance
Age: 48                                          2003                     of Fort Washington
                                                                          Brokerage Services,
                                                                          Inc.; Chief Compliance
                                                                          Officer of Puglisi &
                                                                          Co. from 2001 until
                                                                          2002; Vice President -
                                                                          Compliance of Palisade
                                                                          Capital Management LLC
                                                                          (an investment
                                                                          advisor) from 1997
                                                                          until 2000.
------------------------------------------------------------------------------------------------------------------------------------
James H. Grifo                     Vice          Until resignation,       President of                  31        None
Touchstone Securities, Inc.        President     removal or               Touchstone Securities,
303 Broadway                                     disqualification         Inc. and Touchstone
Cincinnati, OH                                                            Advisors, Inc.
Age: 54                                          Vice President since     Managing Director,
                                                 2004                     Deutsche Asset
                                                                          Management until 2001.
------------------------------------------------------------------------------------------------------------------------------------
William A. Dent                    Vice          Until resignation,       Senior Vice President         31        None
Touchstone Advisors, Inc.          President     removal or               of Touchstone
303 Broadway                                     disqualification         Advisors, Inc.;
Cincinnati, OH                                                            Marketing Director of
Age: 42                                          Vice President since     Promontory
                                                 2004                     Interfinancial Network
                                                                          from 2002-2003; Senior
                                                                          Vice President of
                                                                          McDonald Investments
                                                                          from 1998 - 2001;
-----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft               Controller    Until resignation,       Senior Vice President,        31        None
Touchstone                         and           removal or               Chief Financial
Advisors, Inc.                     Treasurer     disqualification         Officer and Treasurer
303 Broadway                                                              of Integrated Fund
Cincinnati, OH                                   Controller since 2000.   Services, Inc., IFS
Age: 43                                          Treasurer since 2003     Fund Distributors,
                                                                          Inc. and Fort
                                                                          Washington Brokerage
                                                                          Services, Inc. She is
                                                                          Chief Financial
                                                                          Officer of IFS
                                                                          Financial Services,
                                                                          Inc., Touchstone
                                                                          Advisors, Inc. and
                                                                          Touchstone Securities,
                                                                          Inc. and Assistant
                                                                          Treasurer of Fort
                                                                          Washington Investment
                                                                          Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Tina H. Bloom                      Secretary     Until resignation,       Vice President -              31        None
Integrated Fund Services, Inc.                   removal or               Managing Attorney of
303 Broadway                                     disqualification         Integrated Fund
Cincinnati, OH                                                            Services, Inc. and IFS
Age: 37                                          Secretary since 1999     Fund Distributors,
                                                                          Inc.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Strategic Trust.

(2) The Touchstone Family of Funds consists of 15 series of the Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust and 5 series of Touchstone Investment Trust.

COMMITTEES OF THE BOARD. The Board has established the following committees to assist in its oversight functions. Each committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Lerner, Siekmann and Stautberg are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. There were four Audit Committee meetings held during the fiscal year ended December 31, 2004.

VALUATION COMMITTEE. Messrs. Brenan, Cox and Zanotti are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise. There were four Valuation Committee meetings held during the fiscal year ended December 31, 2004.

NOMINATING COMMITTEE. Messrs. Cox and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board. There were two Nominating Committee meetings held during the fiscal year ended December 31, 2004. The Nominating Committee does not consider nominees recommended by shareholders.

COMPLIANCE COMMITTEE. Messrs. Brenan, Cox, Lerner and Stautberg are members of the Compliance Committee. The Compliance Committee meets to discuss the Trust's compliance program and other compliance matters. There was one Compliance Committee meeting held during the fiscal year ended December 31, 2004.

TRUSTEES' OWNERSHIP IN FUNDS

The following table reflects the Trustees' beneficial ownership as of December 31, 2004:

                                                          Aggregate Dollar
                                  Dollar Range of        Range of Shares in
                                Equity Securities in        the Touchstone
                                    the Trust            Family of Funds (1)
                                --------------------     -------------------
John F. Barrett                        None                 Over $100,000
Richard L. Brenan(2)                   None                      None
Phillip R. Cox                         None                      None
H. Jerome Lerner                       None                 Over $100,000
John R. Lindholm                  Over $100,000             Over $100,000
Jill T. McGruder                       None               $50,001 - $100,000
Donald C. Siekmann(2)                  None                      None
Robert E. Stautberg                    None               $50,001 - $100,000
John P. Zanotti                        None               $10,001 - $50,000

(1) The Touchstone Family of Funds consists of 15 series of the Trust, 4 series of Touchstone Tax-Free Trust, 7 series of Touchstone Strategic Trust and 5 series of Touchstone Investment Trust. Each Trustee, except Mr. Lindholm, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.
(2)   Messrs. Brenan and Siekmann were not Trustees as of December 31, 2004.

INDEPENDENT TRUSTEES' COMPENSATION TABLE

The following table reflects the fees paid to the Independent Trustees by the Trust and the total compensation paid by the Touchstone Family of Funds for the year ended December 31, 2004. Messrs. Brenan and Siekmann were not Trustees during the period and therefore received no compensation.

                                                       Total Compensation
                                      Compensation         from the
                                          from         Touchstone Family
                                      the Trust(1)       of Funds(1)(2)
                                      ------------       -----------
Richard L. Brenan                      $     0            $     0
Phillip R. Cox                         $ 8,950            $34,600
H. Jerome Lerner                       $ 8,875            $34,300
Donald C. Siekmann                     $     0            $     0
Robert E. Stautberg                    $ 9,000            $34,600
John P. Zanotti                        $ 8,375            $32,300

(1) Effective January 1, 2001, each Trustee who is an Independent Trustee is eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the fiscal year ended December 31, 2004 is as follows: Robert E. Stautberg - $20,000 and John P. Zanotti - $21,291.

(2) The Touchstone Family of Funds consists of 15 series of the Trust, 4 series of Touchstone Tax-Free Trust, 7 series of Touchstone Strategic Trust and 5 series of Touchstone Investment Trust. Each Trustee, except Mr. Lindholm, is also a Trustee of Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.

Each Independent Trustee receives a quarterly retainer of $4,000 and a fee of $3,000 for each Board meeting attended in person and $300 for attendance by telephone. Each Committee member receives a fee of $1,000 for each committee meeting attended in person and $300 for attendance by telephone. The lead Trustee and Committee Chairmen receive an additional $500 quarterly retainer. All fees are split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Investment Trust.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

As of June 22, 2005 the following shareholders owned of record or beneficially over 5% of the outstanding shares of a Fund. Accounts that may be deemed to control a Fund because they hold more than 25% of the outstanding shares are indicated by an asterisk. The address of each shareholder is 400 Broadway, Cincinnati, Ohio 45202.

-------------------------------------------------------------------------------------------------
               FUND                             SHAREHOLDER                             % OWNED
-------------------------------------------------------------------------------------------------
Aggressive ETF Fund                  Integrity Life Insurance Company                     31.12%*
-------------------------------------------------------------------------------------------------
Aggressive ETF Fund                  National Integrity Life Insurance                    68.88%*
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Balanced Fund                        Integrity Life Insurance Company                     26.18%*
-------------------------------------------------------------------------------------------------
Balanced Fund                        National Integrity Life Insurance                    13.83%
-------------------------------------------------------------------------------------------------
Balanced Fund                        Western & Southern Financial Group                    6.82%
-------------------------------------------------------------------------------------------------
Balanced Fund                        Western-Southern Life Assurance Company              52.57%*
-------------------------------------------------------------------------------------------------
Baron Small Cap Fund                 Integrity Life Insurance Company                     58.07%*
-------------------------------------------------------------------------------------------------
Baron Small Cap Fund                 National Integrity Life Insurance                    35.25%*
-------------------------------------------------------------------------------------------------
Baron Small Cap Fund                 Western-Southern Life Assurance Company               5.49%
-------------------------------------------------------------------------------------------------
Core Bond Fund                       Columbus Life Insurance Company                       5.51%
-------------------------------------------------------------------------------------------------
Core Bond Fund                       Integrity Life Insurance Company                     16.81%
-------------------------------------------------------------------------------------------------
Core Bond Fund                       National Integrity Life Insurance                     8.69%
-------------------------------------------------------------------------------------------------
Core Bond Fund                       Western and Southern Life Insurance Company          48.38%*
-------------------------------------------------------------------------------------------------
Core Bond Fund                       Western-Southern Life Assurance Company              20.49%
-------------------------------------------------------------------------------------------------
Conservative ETF Fund                Integrity Life Insurance Company                     42.58%*
-------------------------------------------------------------------------------------------------
Conservative ETF Fund                National Integrity Life Insurance                    57.42%*
-------------------------------------------------------------------------------------------------
Emerging Growth Fund                 Integrity Life Insurance Company                     22.78%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Emerging Growth Fund                 National Integrity Life Insurance                     8.06%
-------------------------------------------------------------------------------------------------
Emerging Growth Fund                 Western-Southern Life Assurance Company              63.99%*
-------------------------------------------------------------------------------------------------
Enhanced Dividend 30 Fund            Integrity Life Insurance Company                     59.32%*
-------------------------------------------------------------------------------------------------
Enhanced Dividend 30 Fund            Western and Southern Life Insurance Company          32.30%*
-------------------------------------------------------------------------------------------------
Enhanced Dividend 30 Fund            Western-Southern Life Assurance Company               5.81%
-------------------------------------------------------------------------------------------------
Enhanced ETF Fund                    Integrity Life Insurance Company                     71.29%*
-------------------------------------------------------------------------------------------------
Enhanced ETF Fund                    National Integrity Life Insurance                    28.71%*
-------------------------------------------------------------------------------------------------
Growth & Income Fund                 Integrity Life Insurance Company                      9.57%
-------------------------------------------------------------------------------------------------
Growth & Income Fund                 National Integrity Life Insurance                     5.18%
-------------------------------------------------------------------------------------------------
Growth & Income Fund                 Western and Southern Life Insurance Company          31.57%*
-------------------------------------------------------------------------------------------------
Growth & Income Fund                 Western-Southern Life Assurance Company              53.27%*
-------------------------------------------------------------------------------------------------
High Yield Fund                      Columbus Life Insurance Company                       6.28%
-------------------------------------------------------------------------------------------------
High Yield Fund                      Integrity Life Insurance Company                     33.85%*
-------------------------------------------------------------------------------------------------
High Yield Fund                      National Integrity Life Insurance                    19.19%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
High Yield Fund                      Western and Southern Life Insurance Company           8.40%
-------------------------------------------------------------------------------------------------
High Yield Fund                      Western-Southern Life Assurance Company              32.02%*
-------------------------------------------------------------------------------------------------
Moderate ETF Fund                    Integrity Life Insurance Company                     45.57%*
-------------------------------------------------------------------------------------------------
Moderate ETF Fund                    National Integrity Life Insurance                    54.43%*
-------------------------------------------------------------------------------------------------
Money Market Fund - Class I          Integrity Life Insurance Company                     47.33%*
-------------------------------------------------------------------------------------------------
Money Market Fund - Class I          National Integrity Life Insurance                    35.05%*
-------------------------------------------------------------------------------------------------
Money Market Fund - Class I          Western-Southern Life Assurance Company              16.41%
-------------------------------------------------------------------------------------------------
Money Market Fund Service Class      Integrity Life Insurance Company                     66.64%*
-------------------------------------------------------------------------------------------------
Money Market Fund Service Class      National Integrity Life Insurance                    33.36%*
-------------------------------------------------------------------------------------------------
Third Avenue Value Fund              Integrity Life Insurance Company                     54.79%*
-------------------------------------------------------------------------------------------------
Third Avenue Value Fund              National Integrity Life Insurance                    28.53%*
-------------------------------------------------------------------------------------------------
Third Avenue Value Fund              Western and Southern Life Insurance Company          11.44%
-------------------------------------------------------------------------------------------------
Eagle Capital Appreciation Fund      Columbus Life Insurance Company                       7.92%
-------------------------------------------------------------------------------------------------
Eagle Capital Appreciation Fund      Integrity Life Insurance Company                     37.94%*
-------------------------------------------------------------------------------------------------
Eagle Capital Appreciation Fund      National Integrity Life Insurance                    15.23%
-------------------------------------------------------------------------------------------------
Eagle Capital Appreciation Fund      Western and Southern Life Insurance Company          14.33%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Eagle Capital Appreciation Fund      Western & Southern Financial Group                    8.58%
-------------------------------------------------------------------------------------------------
Eagle Capital Appreciation Fund      Western-Southern Life Assurance Company               6.57%
-------------------------------------------------------------------------------------------------
Eagle Capital Appreciation Fund      Western-Southern Life Insurance Company               9.43%
-------------------------------------------------------------------------------------------------
Value Plus Fund                      Columbus Life Insurance Company                      13.61%
-------------------------------------------------------------------------------------------------
Value Plus Fund                      Integrity Life Insurance Company                     42.74%*
-------------------------------------------------------------------------------------------------
Value Plus Fund                      National Integrity Life Insurance                    18.38%
-------------------------------------------------------------------------------------------------
Value Plus Fund                      Western-Southern Life Assurance Company              20.27%
-------------------------------------------------------------------------------------------------

* May be deemed to control a Fund because it owned more than 25% of the outstanding shares as of June 22, 2005.

As of June 22, 2005, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISOR

      Touchstone Advisors, Inc. (the "Advisor"), located at 303 Broadway, Cincinnati, Ohio 45202, serves as the investment advisor for each Fund. The Advisor is a wholly owned subsidiary of IFS Financial Services, Inc., which is a wholly owned subsidiary of the Western & Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company.

      Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as a Director of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because of his position as President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of the Advisor. Mr. Lindholm may be deemed to be an affiliate of the Advisor because of his position as President and CEO of Integrity Life Insurance Company and National Integrity Life Insurance Company, wholly-owned subsidiaries of Western & Southern Life Insurance Company. Ms. McGruder, Mr. Barrett and Mr. Lindholm, by reason of such affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

The Advisor provides investment management services to each Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising each Sub-Advisor, reviewing and evaluating the performance of each Sub-Advisor and determining whether or not any Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

      The Advisor receives a monthly fee from each Fund at an annual rate of the Fund's average daily net assets as set forth below.

Baron Small Cap Fund             1.05% of average daily net assets.

Emerging Growth Fund             0.80% of average daily net assets.

Third Avenue Value Fund          0.80% on the first $100 million of average daily net assets;
Balanced Fund                    0.75% on the next $100 million of average daily net assets;
                                 0.70% on the next $100 million of average daily net assets; and
                                 0.65% of such assets in excess of $300 million.

Eagle Capital Appreciation Fund  0.75% on the first $100 million of average daily net assets;
Value Plus Fund                  0.70% on the next $100 million of average daily net assets;
                                 0.65% on the next $100 million of average daily net assets; and
                                 0.60% of such assets in excess of $300 million.

Enhanced Dividend 30 Fund        0.65% on the first $100 million of average daily net assets;
                                 0.60% on the next $100 million of average daily net assets;
                                 0.55% on the next $100 million of average daily net assets; and
                                 0.50% of such assets in excess of $300 million.

Growth & Income Fund             0.80% on the first $150 million of average daily net assets; and
                                 0.75% on such assets in excess of $150 million.

High Yield Fund                  0.50% on the first $100 million of average daily net assets;
                                 0.45% on the next $100 million of average daily net assets;
                                 0.40% on the next $100 million of average daily net assets; and
                                 0.35% of such assets in excess of $300 million.

Core Bond Fund                   0.55% on the first $100 million of average daily net assets;
                                 0.50% on the next $100 million of average daily net assets;
                                 0.45% on the next $100 million of average daily net assets; and
                                 0.40% of such assets in excess of $300 million.

Money Market Fund                0.18% of average daily net assets.

Conservative ETF Fund            0.40% of the first $50 million of average daily net assets;
Moderate ETF Fund                0.38% on the next $50 million of average daily net assets;
Aggressive ETF Fund              0.36% of such assets in excess of $100 million.
Enhanced ETF Fund

      Each Fund paid the following investment advisory fees during the periods indicated.

                                                     ADVISORY FEES
                                       -----------------------------------------

                                        For the         For the         For the
                                        Period            Year           Year
                                         Ended           Ended          Ended
                                       12/31/04         12/31/03       12/31/02
                                       --------         --------       --------
Emerging Growth Fund                    $312,020        $236,729        $222,747
Enhanced Dividend 30 Fund               $153,950        $ 11,413        $  7,456
Value Plus Fund                         $144,786        $ 87,895        $      0
Growth & Income Fund                    $201,207        $174,568        $174,292
Balanced Fund                           $185,678        $148,088        $144,389
High Yield Fund                         $207,152        $224,576        $108,389
Core Bond Fund                          $228,181        $242,570        $179,648
Money Market Fund                       $126,137        $105,049        $      0
Conservative ETF Fund*                  $      0              --              --
Moderate ETF Fund*                      $      0              --              --
Aggressive ETF Fund*                    $      0              --              --
Enhanced ETF Fund*                      $      0              --              --

                                        For the        For the         For the      For the
                                         Year          Six Months       Year          Year
                                         Ended          Ended          Ended          Ended
                                        12/31/04        12/31/03       06/30/03      06/30/02
                                        --------        --------       --------      --------
Baron Small Cap Fund                    $197,038        $ 73,462        $ 26,367     $ 25,141
Third Avenue Value Fund                 $625,745        $248,046        $275,712     $281,854
Eagle Capital Appreciation Fund         $247,500        $116,764        $ 74,707     $165,374

* Out of the advisory fee, the Advisor pays Integrity Life Insurance Company and National Integrity Life Insurance Company (the "Integrity Companies") and certain other affiliates, a shareholder servicing fee of up to .25% annually. In exchange for the shareholder servicing fee, these affiliates provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract holders; and recordkeeping and similar administrative services. If an ETF Fund's Net Expenses exceed .50%, the Integrity Companies will reduce the shareholder servicing fee by a corresponding amount and, to the extent necessary, reimburse the Advisor from their own assets.

      The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor under which the Advisor provides oversight of the various service providers to the Trust. Pursuant to the Sponsor Agreement, the Advisor is entitled to a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund such that after such waivers and reimbursements, the aggregate Operating Expenses of each Fund (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed that Fund's expense cap (the "Expense Cap"). Each Fund's Expense Cap is as follows: Baron Small Cap Fund - 1.65%; Emerging Growth Fund - 1.15%; Third Avenue Value Fund - 1.05%; Eagle Capital Appreciation Fund - 1.05%, Enhanced Dividend 30 Fund - 0.75%; Value Plus Fund - 1.15%; Growth & Income Fund - 0.85%; Balanced Fund - 0.90%; High Yield Fund - 0.80%; Core Bond Fund - 0.75%; Money Market Fund-Service Class - 0.54%, Class I
- 0.28%, Conservative ETF Fund - 0.50%, Moderate ETF Fund - 0.50%, Aggressive ETF Fund - 0.50% and Enhanced ETF Fund - 0.50%. Each Expense Cap may be terminated with respect to a Fund upon 30 days prior written notice by the Advisor after December 31, 2005.

      The following Funds paid sponsor fees during the periods indicated:

                                    For the      For the    For the
                                     Period      Period      Year
                                     Ended        Ended      Ended
Sponsor Fees                        12/31/04    12/31/03   12/31/02
                                    --------    --------   --------

Baron Small Cap Fund                $30,977     $ 6,579          --
Core Bond Fund                      $   990     $15,240     $22,791
Eagle Capital Appreciation Fund     $ 3,903     $11,996          --
Emerging Growth Fund                $50,278     $28,511     $35,762
High Yield Fund                     $31,171     $32,528          --
Third Avenue Value Fund             $43,847     $35,649          --
Value Plus Fund                     $ 4,181          --          --

The Advisor waived advisory and/or sponsor fees and reimbursed expenses during the periods indicated.

                                    For the     For the       For the
                                     Period       Year         Year
                                     Ended       Ended         Ended
Fees Waived and/or Reimbursed      12/31/04    12/31/03      12/31/02
                                   --------    --------      --------

Emerging Growth Fund                $ 27,728     $ 30,672     $ 20,896
Enhanced Dividend 30 Fund           $ 86,813     $ 74,353     $ 73,570
Value Plus Fund                     $ 34,429     $ 44,894     $ 59,518
Growth & Income Fund                $120,960     $100,145     $127,525
Balanced Fund                       $105,796     $ 96,055     $108,218
High Yield Fund                     $ 51,690     $ 57,304     $ 70,035
Core Bond Fund                      $ 81,985     $ 72,968     $ 80,152
Money Market Fund                   $246,911     $168,103     $ 95,406
Conservative ETF Fund               $ 44,820           --           --
Moderate ETF Fund                   $ 45,325           --           --
Aggressive ETF Fund                 $ 44,467           --           --
Enhanced ETF Fund                   $ 44,513           --           --

                                 For the      For the     For the       For the
                                  Year       Six Months    Year           Year
                                  Ended       Ended        Ended         Ended
                                12/31/04     12/31/03     06/30/03     06/30/02
                                --------     --------     --------     --------

Baron Small Cap Fund            $  6,554     $  7,414     $ 84,925     $ 69,514
Third Avenue Value Fund         $112,590     $ 26,363     $ 18,853     $      0
Eagle Capital Appreciation
Fund                            $ 62,097     $ 19,141     $ 62,080     $  5,908

      The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Independent Trustees of the Trust; and (x) interest on borrowed money, if any. The Advisor pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor.

      By its terms, the Advisory Agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by
(a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

(ALL FUNDS EXCEPT ETF FUNDS)

      In determining whether to approve the continuation of the Advisory Agreement for the Funds (except the ETF Funds), the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Advisory Agreement is in the best interests of the Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies, (2) comparative performance information; (3) the Advisor's revenues and costs of providing services to the Funds; and (4) information about the Advisor's personnel.

      In approving the Funds' Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Advisor's compensation and profitability; (3) comparison of fees with other advisers and performance; (4) economies of scale; and (5) the terms of the Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

      Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor. The Board discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisors and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, conversations and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organizational and operational changes designed to improve investment results. The Board also took into account the Advisor's compliance policies and procedures and its policies and procedures regarding the prevention of market timing and late trading. The Board also considered the Advisor's efforts in marketing the Funds and the Advisor's role in coordinating the activities of the Funds' other service providers. The Board also considered the Advisor's relationship with its affiliates and the resources available to them.

      Advisor's Compensation and Profitability. The Board also took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds.

      Expenses and Performance. The Board compared the advisory fees and total expense ratios for the Funds with various comparative data, including the industry median and average advisory fees and expense ratios in each Fund's respective investment category, and found the advisory fees paid by the Funds were reasonable and appropriate under the facts and circumstances. The Board considered the Funds' performance results during the six-months, twelve-months and twenty-four months ended September 30, 2004 and noted that the Board reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor has consistently waived advisory fees and reimbursed expenses for certain of the Funds as necessary to reduce their operating expenses to targeted levels. In reviewing the expense ratios and performance of the Funds, the Board also took into account the nature, extent and quality of the services provided by the Advisor and its affiliates.

      Economies of Scale. The Board considered the effective fees under the Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale. The Board also considered the fact that, under the Advisory Agreement, the fees payable to the Advisor by the Funds are reduced by total fees paid to the Sub-Advisors.

      Conclusion. In considering the renewal of the Funds' Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. The Board reached the following conclusions regarding the Funds' Advisory Agreement with the Advisor, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Board determined that continuation of the Advisory Agreement for the Baron Small Cap Fund, Emerging Growth Fund, Third Avenue Value Fund, Eagle Capital Appreciation Fund, Enhanced Dividend 30 Fund, Value Plus Fund, Growth & Income Fund, Balanced Fund, High Yield Fund, Core Bond Fund and Money Market Fund would be in the interests of the respective Fund and its shareholders.

(ETF FUNDS)

      In determining whether to approve the Advisory Agreement for the ETF Funds, the Board of Trustees requested, and the Advisor furnished, information necessary for a majority of the Independent Trustees to make the determination that the Advisory agreement is in the best interests of the ETF Funds and their shareholders. Specifically, the Board was provided (1) industry data comparing advisory fees and expense ratios of similar investment companies, and (2) the Advisor's estimated revenues and costs of providing services to the ETF Funds. The Board compared the advisory fees and estimated total expense ratios for the ETF Funds with the industry median advisory fees and expense ratios in their respective investment categories and found the advisory fees to be paid by the ETF Funds are reasonable and appropriate under all facts and circumstances. The Board noted that the Advisor has agreed to waive advisory fees and reimbursed expenses for the ETF Funds as necessary to reduce their operating expenses to targeted levels. The Board also took into consideration the financial condition and profitability of the Advisor and the direct and indirect benefits derived by the Advisor from its relationship with the ETF Funds. The Board also considered the level and depth of knowledge of the Advisor. It discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisor with respect to other Funds and its timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, conversations and reports during the preceding year. The Board took into account the Advisor's willingness to consider and implement organization and operational changes designed to improve investment results. It noted the various reorganizations that occurred during the past fiscal year in order to improve operating efficiencies. It noted the Advisor's efforts to strengthen operations by hiring additional qualified and experienced members to the senior management team. The Board also considered the Advisor's role in coordinating the activities of the ETF Funds' other service providers, including its efforts to consolidate service providers and reduce costs to the ETF Funds. The Board also considered the strategic planning process implemented by the Advisor and the results gained from this process. No single factor was considered to be determinative in the Board's decision to approve the Advisory Agreement. Rather, the Trustees concluded, in light of weighing and balancing all factors, that approval of the Advisory Agreement was in the best interests of shareholders of the ETF Funds.

SUB-ADVISORS

      The Advisor has retained one or more Sub-Advisors to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor (for all Funds except the ETF Funds) selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor for the ETF Funds makes the daily operational and management decisions for the ETF Funds and is responsible for determining the asset allocation model for the investments held by an ETF Fund according to its investment goals and strategies. The Sub-Advisor receives a fee from the Advisor that is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

---------------------------------------------------------------------------------------------------------
BARON SMALL CAP FUND
BAMCO Inc.  ("BAMCO")                                                0.80%
---------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND (% of assets allocated)
TCW Investment Management Company LLC ("TCW")                        0.50%
Westfield Capital Management Company, LLC ("Westfield")              0.50%
---------------------------------------------------------------------------------------------------------
THIRD AVENUE VALUE FUND
Third Avenue Management LLC  ("Third Avenue")                        0.50%
---------------------------------------------------------------------------------------------------------
EAGLE CAPITAL APPRECIATION FUND
Eagle Asset Management, Inc. ("Eagle")                               0.40%
---------------------------------------------------------------------------------------------------------
ENHANCED DIVIDEND 30 FUND
Todd Investment Advisors, Inc. ("Todd")                              0.25% on the first $100 million;
                                                                     0.20% on the next $100 million;
                                                                     0.15% on the next $100 million;
                                                                     0.10% on assets over $300 million.
---------------------------------------------------------------------------------------------------------
VALUE PLUS FUND
Fort Washington Investment Advisors, Inc. ("Fort Washington")        0.45% on the first $100 million;
                                                                     0.30% on the next $100 million;
                                                                     0.25% on the next $100 million;
                                                                     0.20% on assets over $300 million
---------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
Deutsche Investment Management Americas Inc. ("DIMA")                0.50% on the first $150 million;
                                                                     0.45% on assets over $150 million.
---------------------------------------------------------------------------------------------------------
BALANCED FUND
Oppenheimer Capital LLC ("Oppenheimer")                              0.60% on the first $20 million;
                                                                     0.50% from $20 - $50 million;
                                                                     0.40% on assets over $50 million.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
HIGH YIELD FUND/CORE BOND FUND
Fort Washington Investment Advisors, Inc.                            0.30% on the first $100 million;
                                                                     0.25% on the next $100 million;
                                                                     0.20% on the next $100 million;
                                                                     0.15% on assets over $300 million.
---------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Fort Washington Investment Advisors, Inc.                            0.05%
---------------------------------------------------------------------------------------------------------
ETF FUNDS*
Todd Investment Advisors, Inc.                                       0.10% on the first $50 million;
                                                                     0.09% on the next $50 million;
                                                                     0.08% on assets over $100 million.
---------------------------------------------------------------------------------------------------------

* The Advisor's affiliate, Integrity Life Insurance Company, has guaranteed that Todd will receive a minimum annual fee of $10,000 per Fund for its services.

      The services provided by the Sub-Advisors are paid by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

      The employment of each Sub-Advisor will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of a Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

(ALL FUNDS EXCEPT ETF FUNDS)

      In approving the Funds' (except the ETF Funds) Sub-Advisory Agreements, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds including the personnel providing services; (2) the Sub-Advisor's compensation; (3) a comparison of sub-advisory fees and performance with other advisers; and (4) the terms of the Sub-Advisory Agreements. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by separate independent legal counsel throughout the process.

      Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by the Sub-Advisors, including information presented periodically throughout the previous year. The Board noted the affiliation of certain Sub-Advisors with the Advisor. The Board noted that, on a periodic basis, the Board meets with various portfolio managers of a Sub-Advisor to discuss their respective performance and investment process and strategies. The Board considered the Sub-Advisors' level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also considered the Sub-Advisors' regulatory and compliance history. It noted that the Advisor's compliance monitoring processes include quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues are reported to the Board.

      Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a sub-advisory fee to the Sub-Advisors. Therefore, the Board considered the amount retained by the Advisor and the fee paid to the Sub-Advisors with respect to the various services provided by the Advisor and the Sub-Advisors. The Board compared the sub-advisory fees for the Funds with various comparative data, including the industry median and average sub-advisory fees in each Fund's respective investment category, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances.

      As noted above, the Board considered each Fund's performance during the six-months, twelve-months and twenty-four months ended September 30, 2004 as compared to each Fund's respective peer group and noted that it reviews on a quarterly basis detailed information about the Funds' performance results, portfolio composition and investment strategies. It noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Sub-Advisors. The Board was mindful of the Advisor's focus on the Sub-Advisors' performance and its ways of addressing underperformance.

      Conclusion. In considering the renewal of each Fund's Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisors are qualified to manage the applicable Fund's assets in accordance with its investment objectives and policies; (b) the Sub-Advisors maintain an appropriate compliance program; (c) the performance of each Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (d) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisors; and (e) the Sub-Advisors' investment strategies are appropriate for pursuing the respective investment objectives of each Fund. Based on their conclusions, the Board determined that approval of the Sub-Advisory Agreements for each Fund would be in the interests of the respective Fund and its shareholders.

(ETF FUNDS)

      In determining whether to approve the sub-advisory agreement for the ETF Funds, the Board noted that it will review on a quarterly basis detailed information about the ETF Funds' performance results, portfolio composition, and investment strategies. The Board further noted that it has met with various portfolio managers and management of the Sub-Advisor to discuss their investment process, outlook, and strategies. The Board considered the Sub-Advisor's level of knowledge and investment style. It noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Sub-Advisor. The Board was mindful of the Advisor's focus on Sub-Advisor performance and its ways of addressing underperformance. The Board also considered the Sub-Advisor's level of compliance. It noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisor and that compliance issues are reported to the Board. In determining to approve the sub-advisory agreement, the Board did not identify any information that was a controlling factor, rather after considering all factors, the Board determined that approval of the sub-advisory agreement was in the best interests of shareholders of the ETF Funds.

      The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change non-affiliated Sub-Advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of a Fund will be notified of any changes in its Sub-Advisor.

SUB-ADVISOR CONTROL. Listed below is a description of the persons or entities that control the Sub-Advisors:

o BAMCO, Inc. is a wholly owned subsidiary of Baron Capital Group Inc., which is controlled by Ronald Baron.

o Westfield Capital Management Company LLC is a wholly-owned subsidiary of Boston Private Financial Holdings, Inc., a publicly traded company listed on the NASDAQ exchange.

o TCW Investment Management Company, LLC is a subsidiary of The TCW Group, Inc. The TCW Group, Inc. is a subsidiary of Societe Generale Asset Management S.A., which is owned by Societe Generale S.A.

o Third Avenue Management LLC is majority owned by Affiliated Managers Group, Inc. Affiliated Managers Group, Inc. is a publicly traded company listed on the NYSE.

o Eagle Asset Management Inc. is a wholly owned money management subsidiary of Raymond James Financial, Inc. Raymond James Financial, Inc. is a publicly traded company listed on the NYSE.

o Todd Investment Advisors, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc. Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder, Mr. Barrett and Mr. Lindholm may be deemed to be affiliates of Todd Investment Advisors, Inc.

o Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder, Mr. Barrett and Mr. Lindholm may be deemed to be affiliates of Fort Washington Investment Advisors, Inc.

o Deutsche Investment Management Americas Inc. is a wholly-owned subsidiary of Deutsche Bank AG.

o     Oppenheimer Capital LLC is wholly-owned by Allianz Global Investors
      U.S. Equities LLC, a subsidiary of Allianz Global Investors of America L.P. The general partner of Allianz Global Investors of America L.P. is Allianz-PacLife Partners LLP. Allianz AG has majority ownership of, and controls, Allianz Global Investors of America L.P. and its subsidiaries, including Oppenheimer Capital LLC.

                               PORTFOLIO MANAGERS

      The following charts list the Funds' portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and the beneficial ownership in the Fund(s) managed at the end of the December 31, 2004 fiscal year. Listed below the charts is (i) a description of accounts managed where the advisory fee is based on the performance of the account, if any, (ii) a description of the portfolio managers' compensation structure at the end of the December 31, 2004 fiscal year, and (iii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager, if any.

BARON SMALL CAP FUND - BAMCO, INC.

                                                        OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                            OF              ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Ronald Baron                   Registered Investment             6                 $7,661,000,000    $1-$10,000
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment
                               Vehicles                          3                 $117,000,000
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    52                $471,000,000
----------------------------------------------------------------------------------------------------------------------

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Baron manages two pooled investment vehicles where the advisory fee is based on the performance of the account. The total assets in the accounts are $57 million.

COMPENSATION STRUCTURE. Mr. Baron's compensation is fixed based on a three-year contract that expires February 28, 2006. His compensation includes a fixed base salary and a fixed bonus that it roughly equivalent to 40% of his base salary. The terms of his contract were based on Mr. Baron's role as BAMCO's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of BAMCO's assets under management. Consideration was given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of BAMCO. In addition to cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

CONFLICTS OF INTEREST. A conflict of interest could arise between one account Mr. Baron manages that has a performance based fee and the Baron Small Cap Fund. From time to time the same securities may be recommended for both types of accounts.

EMERGING GROWTH FUND - TCW INVESTMENT MANAGEMENT COMPANY LLC
                       WESTFIELD CAPITAL MANAGEMENT COMPANY LLC

                                                        OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Nicholas Galluccio (TCW)       Registered Investment             7                 $2,237,007,157    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           10                $1,388,387,359
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    54                $3,631,579,643
----------------------------------------------------------------------------------------------------------------------
Susan Suvall (TCW)             Registered Investment             7                 $2,237,007,157    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           10                $1,388,387,359
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    54                $3,631,579,643
----------------------------------------------------------------------------------------------------------------------
William Muggia                 Registered Investment             7                 $1,729,592,458    $  500,001-
(Westfield)                    Companies*                                                            $1,000,000*
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment
                               Vehicles*                         5                 $    3,364,203
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts*                   519               $5,531,422,833
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Arthur                         Registered Investment             7                 $1,729,592,458    $  500,001-
Bauernfeind                    Companies*                                                            $1,000,000*
(Westfield)
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           5                 $  493,364,203
                               Vehicles*
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts*                   519               $5,531,422,833
----------------------------------------------------------------------------------------------------------------------
Ethan Meyers                   Registered Investment             7                 $1,729,592,458    $  500,001-
(Westfield)                    Companies*                                                            $1,000,000*
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           5                 $  493,364,203
                               Vehicles*
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts*                   519               $5,531,422,833
----------------------------------------------------------------------------------------------------------------------
Scott Emerman                  Registered Investment             7                 $1,729,592,458    $  500,001-
(Westfield)                    Companies*                                                            $1,000,000*
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           5                 $  493,364,203
                               Vehicles*
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts*                   519               $5,531,422,833
----------------------------------------------------------------------------------------------------------------------
Bruce Jacobs                   Registered Investment             7                 $1,729,592,458    $  500,001-
(Westfield)                    Companies*                                                            $1,000,000*
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           5                 $  493,364,203
                               Vehicles*
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts*                   519               $5,531,422,833
----------------------------------------------------------------------------------------------------------------------

*     Represents accounts managed/ownership by Westfield management team. The
      Westfield management team consists of 11 members. The 5 members of the management team that have the most significant responsibilities are listed on the chart.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (TCW). Mr. Galluccio and Ms. Suvall co-manage 1 pooled investment vehicle and 7 other accounts where the advisory fee is based on the performance of the account. The total assets in the pooled investment vehicle are $8,163,781 and the total assets in the other accounts are $259,845,790.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE (WESTFIELD). Mr. Muggia is the portfolio manager for four pooled investment vehicles (limited partnerships) where the advisory fee is based on the performance of the account. The Westfield management team is the portfolio manager for 11 other accounts (separately managed accounts) where the advisory fee is based on the performance of the account. The total assets in the limited partnerships are $461,545,266 and the total assets in the separately managed accounts are $704,775,061.

COMPENSATION STRUCTURE (TCW). Mr. Galluccio and Ms. Suvall are paid a fixed base salary and fee sharing based compensation (fee sharing). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all TCW accounts managed by the portfolio managers and is paid quarterly.

Fee sharing revenues for each portfolio manager are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses.
Fee sharing revenues included in this pool include only those from the products managed by the portfolio managers. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund.

Each portfolio manager also participates in other TCW compensation programs, which are not tied to the accounts managed by such portfolio manager. Each portfolio manager is a holder of stock and/or stock options of TCW and/or TCW's parent company, Societe Generale.

COMPENSATION STRUCTURE (WESTFIELD). Mr. Muggia and Mr. Bauernfeind are paid a fixed salary and are eligible to receive an annual bonus that is paid after year-end. The bonus is based on the overall financial performance of Westfield and can vary depending on the company's results. Additionally, as manager of four limited partnerships, Mr. Muggia is also entitled to receive a portion of the performance fees earned on the partnerships, if any. Mr. Muggia is also given discretion to award a portion of any performance based fees earned by Westfield's managed limited partnerships to any member of Westfield. Messrs. Meyers, Emerman and Jacobs receive a fixed salary and are eligible to receive an annual bonus. The bonus is based on the team member's overall performance as well as the financial performance of the company. Specific performance criteria include the quantity and quality of recommendations submitted to the investment committee, as well as attitude, teamwork, communication and motivation. Individual performance attribution is also reviewed. All portfolio managers are eligible to participate in the Boston Private Financial Holdings 401(k) Profit Sharing Plan offered by the parent company. Messrs. Muggia and Bauernfeind are eligible to participate in the Boston Private Financial Holdings Deferred Compensation Plan. All portfolio managers are eligible to receive stock option awards from Boston Private Financial Holdings. The stock option awards are determined by the CEO of Boston Private Financial Holdings based on factors such as Westfield's overall contribution to the holding company. The aggregate amount is then distributed to various senior level Westfield employees at the discretion of Mr. Bauernfeind.

CONFLICTS OF INTEREST (TCW). Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee.

CONFLICTS OF INTEREST (WESTFIELD). A conflict of interest can arise between those portfolios that Mr. Muggia manages that incorporate a performance fee with a base advisory fee and the Emerging Growth Fund. From time to time, the same securities may be recommended for both types of accounts.

THIRD AVENUE VALUE FUND- THIRD AVENUE MANAGEMENT LLC

                                                        OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Curtis Jensen                  Registered Investment             2                 $1,775,551,578    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $            0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    0                 $            0
----------------------------------------------------------------------------------------------------------------------
Ian Lapey                      Registered Investment             4                 $1,515,001,260    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           2                 $   34,104,118
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    0                 $            0
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. Each portfolio manager receives a fixed base salary and a cash bonus payable each year. The bonus is determined in the discretion of senior management of Third Avenue and is based on a qualitative analysis of several factors, including the profitability of Third Avenue and the contribution of the portfolio manager. A portion of the bonus is deferred, pursuant to the Third Avenue deferred compensation plan.

ENHANCED DIVIDEND 30 FUND - TODD INVESTMENT ADVISORS, INC.

                                                        OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Curtiss Scott                  Registered Investment             5                 $21,306,519       None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------
John White                     Registered Investment             5                 $21,306,519       None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. Each portfolio manager is provided a base salary and short-term bonus arrangement. The specific compensation a portfolio manager receives from the short-term bonus pool is based primarily on the firm's profitability and secondarily on how each individual contributes to the organization. Todd's parent also has long-term deferred compensation arrangement that provides significant additional incentives for key professionals to remain within the organization.

CONFLICTS OF INTEREST. Todd believes the management of its accounts, including the Fund, does not present any material conflicts of interest in either the devotion of time, attention or the allocation of investment opportunities. The Fund focuses on the stocks of the Dow Jones Industrial Average, thirty widely held stocks that trade well in the marketplace. Other strategies managed by Todd concentrate on larger capitalization, well-traded securities. Allocation of investment opportunities is not an issue within this universe.

GROWTH & INCOME FUND - DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

                                                        OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Tom Sassi                      Registered Investment             19                $4,399,633,475    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           1                 $  154,543,793
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    44                $1,987,496,179
----------------------------------------------------------------------------------------------------------------------
Steven Scrudato                Registered Investment             11                $3,568,368,246    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           2                 $  125,527,339
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    52                $2,870,637,921
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. Mr. Sassi and Mr. Scrudato are each paid (i) a base salary that is linked to his job function, responsibilities and financial services industry peer comparison and (ii) variable compensation that is linked to investment performance, individual contributions to the team and Scudder Investments' and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

      Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that includes a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

      To evaluate its investment professionals, DIMA uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, DIMA considers a number of quantitative and qualitative factors such as:

      o Scudder Investments' performance and the performance of Deutsche Asset Management;

      o Quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

      o Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, DIMA assesses compliance, risk management and teamwork skills.

      o Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of DIMA, are part of a discretionary component that gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, DIMA analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      o Certain investments may be appropriate for the Fund and also for other clients advised by DIMA, including other client accounts managed by the Fund's portfolio manager. The investment results achieved for the Fund may differ from the results achieved for other clients of DIMA. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.

      o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. DIMA attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

      DIMA is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, DIMA is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of DIMA's advisory clients.

BALANCED FUND- OPPENHEIMER CAPITAL LLC

                                                        OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Matthew Greenwald              Registered Investment             3                 $176,944,475      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           2                 $ 55,281,369
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    23                $847,166,070
----------------------------------------------------------------------------------------------------------------------
Louis Goldstein                Registered Investment             2                 $439,308,624      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           2                 $  38,336,071
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    46                $1,426,412,058
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. Mr. Greenwald and Mr. Goldstein's compensation consists of a base salary that intends to be competitive in light of the manager's experience and responsibilities. The firm's management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager shares in a bonus pool that links pay to two core elements: quantitatively measured investment results and firm profitability. At the start of the year, each portfolio manager receives an allocated target percentage of the pool. The initial target allocation is a measure of past performance, current job accountability and expectation, and competitive market practice. At year-end the firm's Chief Executive Officer and Chief Investment Officer determine the size of the pool based on overall investment results, firm profitability, asset flows and external market compensation levels. Each portfolio manager participates in the Allianz Equity Incentive Plan that awards shares in a substantial pool of funds. The value of the pool is determined by the cumulative revenue growth of Oppenheimer Capital over rolling three-year periods. Shares in the pool vest three years after they are awarded, if the manager remains at the firm. Each portfolio manager is also eligible to participate in a non-qualified deferred compensation plan that affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the plan.

CONFLICTS OF INTEREST. Oppenheimer Capital's Trade Allocation Policy is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. Accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

EAGLE CAPITAL APPRECIATION FUND - EAGLE ASSET MANAGEMENT, INC.

                                                        OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Richard Skeppstrom             Registered Investment             2                 $  374,007,667    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    5,910             $1,577,601,826
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
E. Craig Dauer                 Registered Investment             2                 $  374,007,667    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $            0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    5,910             $1,577,601,826
----------------------------------------------------------------------------------------------------------------------
John Jordan                    Registered Investment             2                 $  374,007,667    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $            0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    5,910             None
----------------------------------------------------------------------------------------------------------------------
Robert Marshall                Registered Investment             2                 $  374,007,667    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $            0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    5,910             $1,577,601,826
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. All portfolio managers receive a base salary and participate in a revenue-sharing program. The revenue sharing program pays variable bonuses based on revenues in accounts under management and the relative (pre-tax) performance, typically 1 and 3 year performance of these accounts. They also participate in a non-qualified stock option program that vests at the end of the seventh year following their employment dates. All portfolio managers also receive benefits from the parent company, including a 401(k) plan, profit sharing plan, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

VALUE PLUS FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                                                        OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
John Holden                    Registered Investment             1                 $   81,600,000    $1-$10,000
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                              0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    49                $1,021,220,985
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE- All portfolio managers receive a base salary and performance bonuses. Bonuses are based on the overall performance of Fort Washington as well as the level of assets in the manager's asset category. Bonuses for senior managers (John Holden, Brendan White, Timothy Policinski and John Goetz) are based on overall firm performance. Bonuses for junior managers (Daniel Carter and Jay Devine) are based on the performance of their managed asset category. Each portfolio manager is granted long-term deferred compensation that is tied to the pre-tax performance of his portfolio and is vested. The pre-tax performance of each Fund is measured against its benchmark in the prospectus. (The Money Market Fund does not list a benchmark in the prospectus and is measured against the iMoneyNet First Tier Money Fund Average). The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the President and approved by the Board of Directors.

ACCOUNTS WHERE ADVISORY FEE IS BASED ON THE ACCOUNT'S PERFORMANCE. Mr. Holden manages one other account where the advisory fee is based on the performance of the account. The total assets in this account are $5,800,000.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise since Mr. Holden has management responsibilities to more than one account (including the Fund). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where Mr. Holden has a greater financial incentive, such as allocation opportunities for performance based accounts. Mr. Holden manages a performance based account in additon to the Fund. From time to time the same securities may be recommended for both types of accounts.

HIGH YIELD FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                                                                OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Brendan White                  Registered Investment             1                 $ 94,000,000      $1-$10,000
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           1                 $120,000,000
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    10                $1.9 billion
----------------------------------------------------------------------------------------------------------------------

COMPENSATION. See description under "Value Plus Fund."

CORE BOND FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                                                                OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Timothy Policinski             Registered Investment             1                 $   61,731,135    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $            0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    45                $1,616,394,128
----------------------------------------------------------------------------------------------------------------------
Daniel Carter                  Registered Investment             1                 $   61,731,135    None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $            0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    45                $1,616,394,128
----------------------------------------------------------------------------------------------------------------------

COMPENSATION. See description under "Value Plus Fund."

MONEY MARKET FUND - FORT WASHINGTON INVESTMENT ADVISORS, INC.

                                                OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
John Goetz                     Registered Investment             8                 $794,557,825      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    14                $856,558,805
----------------------------------------------------------------------------------------------------------------------
Jay Devine                     Registered Investment             8                 $794,557,825      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    14                $856,558,805
----------------------------------------------------------------------------------------------------------------------

COMPENSATION. See description under "Value Plus Fund."

CONSERVATIVE ETF FUND - TODD INVESTMENT ADVISORS, INC.

                                                OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Curtis Scott                   Registered Investment             5                 $ 50,366,812      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------
John White                     Registered Investment             5                 $ 50,366,812      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE. See description under "Enhanced Dividend 30 Fund."

MODERATE ETF FUND - TODD INVESTMENT ADVISORS, INC.

                                                OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Curtis Scott                   Registered Investment             5                 $ 48,727,157      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------
John White                     Registered Investment             5                 $ 48,727,157      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE.  See description under "Enhanced Dividend 30 Fund."

AGGRESSIVE ETF FUND - TODD INVESTMENT ADVISORS, INC.

                                        OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Curtis Scott                   Registered Investment             5                 $ 46,978,995      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------
John White                     Registered Investment             5                 $ 46,978,995      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE.  See description under "Enhanced Dividend 30 Fund."


ENHANCED ETF FUND - TODD INVESTMENT ADVISORS, INC.

                                                OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                                        NUMBER            TOTAL             BENEFICIAL
MANAGER                                                          OF                ASSETS IN         OWNERSHIP
                                                                 ACCOUNTS          ACCOUNTS          IN FUND
----------------------------------------------------------------------------------------------------------------------
Curtis Scott                   Registered Investment             5                 $ 50,084,391      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------
John White                     Registered Investment             5                 $ 50,084,391      None
                               Companies
----------------------------------------------------------------------------------------------------------------------
                               Other Pooled Investment           0                 $          0
                               Vehicles
----------------------------------------------------------------------------------------------------------------------
                               Other Accounts                    70                $2.2 billion
----------------------------------------------------------------------------------------------------------------------

COMPENSATION STRUCTURE.  See description under "Enhanced Dividend 30 Fund."

                                 THE DISTRIBUTOR

      Touchstone Securities, Inc. ("Touchstone Securities"), 303 Broadway, Cincinnati, Ohio 45202, is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds under the terms of a Distribution Agreement. Touchstone Securities is an affiliate of the Advisor by reason of common ownership. Touchstone Securities is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. Touchstone Securities receives no compensation under the Distribution Agreement.

      Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because of her position as a Director of the Advisor and Touchstone Securities. Mr. Barrett may be deemed to be an affiliate of Touchstone Securities because of his position as President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of Touchstone Securities. Mr. Lindholm may be deemed to be an affiliate of Touchstone Securities because of his position as President and CEO of Integrity Life Insurance Company and National Integrity Life Insurance Company, wholly-owned subsidiaries of Western & Southern Life Insurance Company. Ms. McGruder, Mr. Barrett and Mr. Lindholm, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to Touchstone.

      Touchstone Securities may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

      The Money Market Fund's Service Class Shares may compensate dealers, including Touchstone Securities and its affiliates, based on the average balance of all accounts in Service Class Shares of the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

                                DISTRIBUTION PLAN

      SERVICE CLASS SHARES. The Trust has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Money Market Fund that permits its Service Class shares to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with Touchstone Securities. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of Service Class shares. For the fiscal year ended December 31, 2004 Service Class shares paid $97,800 in distribution related expenses. All payments were to broker-dealers and others for advertising, printing and mailing, asset growth and retention and other expenses.

      GENERAL INFORMATION -- Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers where such dealers agree for a fee to act as agents for the sale of the Money Market Fund's Service Class shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plan, in which case the Advisor pays the additional fees.

      The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Service Class shares of the Money Market Fund. In the event the Plan is terminated in accordance with its terms, Service Class shares will not be required to make any payments for expenses incurred by Touchstone Securities after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Service Class shares of the Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to materially increase the amount spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

      In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of the Independent Trustees will be at the discretion of the existing Independent Trustees during such period.

      John F. Barrett, Jill T. McGruder and John R. Lindholm, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

                               PORTFOLIO TURNOVER

      A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. High turnover may also increase the amount of brokerage commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover. The Sub-Advisor intends to hold securities of the Money Market Fund to maturity and limit portfolio turnover to the extent possible. The High Yield Fund does not intend to purchase securities for short term trading, however, a security may be sold in anticipation of market decline, or purchased in anticipation of a market rise and later sold. Securities in the High Yield Fund will be purchased and sold in response to the Sub-Advisor's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased, when, in the opinion of the Sub-Advisor, a favorable yield spread exists between specific issues or different market sectors.

      The higher turnover by the Enhanced Dividend 30 Fund during the 12-31-03 fiscal year is due to restructuring of the portfolio in response to changes in the Fund's investment strategies. The higher portfolio turnover by the Eagle Capital Appreciation Fund during the 12-31-03 fiscal period is due to changes in the sub-advisor during the period. The higher portfolio turnover by the High Yield Fund during the 12-31-03 fiscal year is due to high purchase and redemption activity in the Fund by a broker-dealer. The higher portfolio turnover by the Core Bond Fund during the 12-31-03 fiscal year is due to the Sub-Advisor's tactical allocation process among various sectors. The higher portfolio turnover by the Emerging Growth Fund during the 12-31-04 fiscal year is due to fluctuations in its asset levels.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio securities to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. No compensation will be received by the Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1) Routine shareholder reports filed quarterly with the SEC within 60 days after the quarter-end and routine shareholder reports distributed to shareholders within 60 days after the six-month end;

      2)    A routine request made by a Sub-Advisor for a Fund that it manages;

      3) For use in preparing and distributing routine periodic reporting to market data agencies (Morningstar, Lipper, Bloomberg, Standard & Poor's and Thompson Financial);

      4) A request by executive officers of the Advisor for routine oversight and management purposes;

      5) For use in preparing and distributing routine shareholder reports, including disclosure to Ernst & Young LLP, (the Trust's public accounting firm), Chirp! Typesetting and Design, (typesetter) and Financial Graphic Services (printer).

      The Funds provide their full holdings to various market data agencies and to their public accountants, typesetter and printer on an on-going basis. The Funds provide their full holdings to various market data agencies monthly, as of the end of a calendar month, within one to ten business days after month end. The Funds provide their full holdings to their public accountants, annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter and printer, quarterly, as of the end of a calendar quarter, within ten to forty days after quarter end. All other disclosures are made in accordance with the requests of the parties indicated above. Employees of Touchstone Investments and the Funds' Sub-Advisors that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.
In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

      The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

                          ADDITIONAL SERVICE PROVIDERS

INTEGRATED FUND SERVICES, INC. ("INTEGRATED")

      Integrated, 303 Broadway, Cincinnati, Ohio 45202, serves as administrator, accounting agent and transfer agent and also provides compliance services to the Trust. Integrated is a wholly-owned indirect subsidiary of IFS Holdings, Inc., which is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated is an affiliate of the Advisor, certain Fund Sub-Advisors and Touchstone Securities by reason of common ownership. For its services as administrator and accounting agent, each Fund pays a monthly fee to Integrated based on its average daily net assets. Integrated waived all of its transfer agent fees during the fiscal year ended December 31, 2004.

      Prior to March 17, 2002, Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, served as administrator, fund accounting agent, custodian and transfer agent for the Trust. Prior to April 18, 2003, Integrity Life Insurance Company provided fund accounting services to the Baron Small Cap Fund, Third Avenue Value Fund and Eagle Capital Appreciation Fund. The fee paid for the services provided by Integrity was a unified fee, which included custody and accounting fees.

The Funds paid the following administration fees for the periods indicated:

  ADMINISTRATION FEES                        For the Fiscal             For the Fiscal         For the Fiscal
                                              Period Ended                Year Ended             Year Ended
                                                12/31/04                   12/31/03               12/31/02
                                                --------                   --------               --------
  Emerging Growth Fund                          $24,207                     $23,998               $ 22,684
  Enhanced Dividend 30 Fund                     $23,998                     $23,998               $ 22,684
  Value Plus Fund                               $23,998                     $23,998               $ 22,684
  Growth & Income Fund                          $23,998                     $23,998               $ 22,684
  Balanced Fund                                 $23,998                     $23,998               $ 22,684
  High Yield Fund                               $24,729                     $27,996               $ 22,684
  Core Bond Fund                                $24,666                     $26,696               $ 22,684
  Money Market Fund                             $58,433                     $49,833               $ 22,684
  Conservative ETF Fund                         $0*                              --                     --
  Moderate ETF Fund                             $0*                              --                     --
  Aggressive ETF Fund                           $0*                              --                     --
  Enhanced ETF Fund                             $0*                              --                     --

                                             For the Fiscal              For the Six           For the Fiscal
                                               Year Ended                Months Ended            Year Ended
                                                12/31/04                   12/31/03              6/30/03**
                                                --------                   --------              ---------

  Baron Small Cap Fund                          $23,998                     $10,065               $  4,666
  Third Avenue Value Fund                       $46,884                     $18,000               $  5,739
  Eagle Capital Appreciation Fund               $23,998                     $11,597               $  4,339

      * Each ETF Fund incurred $11,031 in administration fees. These fees were paid by the Advisor.

      ** Prior to April 28, 2003, the Baron Small Cap Fund, Third Avenue Value Fund and Eagle Capital Appreciation Fund did not pay administration fees.

The Funds incurred and paid the following accounting and pricing fees for the periods indicated.

 ACCOUNTING AND PRICING FEES                For the Fiscal               For the Fiscal           For the Fiscal
                                             Period Ended                  Year Ended              Year Ended
                                               12/31/04                    12/31/03                12/31/02
                                               --------                    --------                --------
  Emerging Growth Fund                           $16,147                  $15,998                 $15,122
  Enhanced Dividend 30 Fund                      $15,998                  $15,998                 $15,123
  Value Plus Fund                                $15,998                  $15,998                 $15,123
  Growth & Income Fund                           $15,998                  $15,998                 $15,123
  Balanced Fund                                  $15,998                  $15,998                 $15,123
  High Yield Fund                                $17,122                  $17,999                 $15,123
  Core Bond Fund                                 $16,335                  $17,900                 $15,123
  Money Market Fund                              $39,260                  $33,089                 $15,123
  Conservative ETF Fund                           $0*                          --                      --
  Moderate ETF Fund                               $0*                          --                      --
  Aggressive ETF Fund                             $0*                          --                      --
  Enhanced ETF Fund                               $0*                          --                      --
                                             For the Fiscal              For the Six               For the               For the
                                               Year Ended               Months Ended             Year Ended            Year Ended
                                                12/31/04                  12/31/03                 6/30/03              6/30/02**
                                                --------                  ---------                --------             ---------
  Baron Small Cap Fund                           $15,998                   $ 6,760                 $3,111               $ 49,673
  Third Avenue Value Fund                        $31,238                   $12,050                 $3,761               $117,078
  Eagle Capital Appreciation Fund                $15,998                   $ 7,730                 $2,893               $ 71,148

* Each ETF Fund incurred $7,354 in accounting and pricing fees. These fees were paid by the Advisor.

**    Amount includes custody and accounting fees.

COMPLIANCE SERVICE FEES

      Integrated provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement entered into on October 5, 2004. For providing compliance services to the Trust, the Funds pay a one-time compliance program development and implementation fee plus an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement. Set forth below are the compliance service fees paid by the Funds during the period October 5, 2004 to December 31, 2004.

Baron Small Cap Fund                            $  783
Emerging Growth Fund                            $1,506
Third Avenue Value Fund                         $3,183
Eagle Capital Appreciation Fund                 $1,296
Enhanced Dividend 30 Fund                       $1,081
Value Plus Fund                                 $  772
Growth & Income Fund                            $1,286
Balanced Fund                                   $1,214
High Yield Fund                                 $1,672
Core Bond Fund                                  $1,682
Money Market Fund                               $4,182
Conservative ETF Fund                           $0*
Moderate ETF Fund                               $0*
Aggressive ETF Fund                             $0*
Enhanced ETF Fund                               $0*

* The Conservative ETF Fund, Moderate ETF Fund, Aggressive ETF Fund and Enhanced ETF Fund incurred $21, $21, $19 and $37, respectively, in compliance service fees. These fees were paid by the Advisor.

CUSTODIAN

      Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, provides custodial services for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, serves as independent auditors to the Trust, providing audit services, tax return review and assistance and consultation in connection with the review of filings with the SEC.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

      The Sub-Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, to the extent and in the manner permitted by applicable law. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by the Sub-Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

      The Sub-Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Fund, the Sub-Advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Sub-Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

      The Sub-Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Sub-Advisor may use this research information in managing a Fund's assets, as well as the assets of other clients.

      The equity Funds may direct transaction to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Lynch Jones & Ryan Inc. The equity Funds (except the ETF Funds) may also participate in a custody offset program offered by Brown Brothers Harriman & Co. ("BBH"), the Trust's custodian, that provides a custody offset credit and a low commission rate for agency trades that do not include research services placed through BBH's brokerage firm. Under the BBH custody offset program, any payments or benefits accrued by or credited to a particular Fund are applied against the Fund's gross expenses. Accordingly, in the event the Advisor waives or limits its fees or assumes other expenses of a Fund in accordance with the Sponsor Agreement described herein, payments or benefits accrued by or credited to the Fund under the custody offset program may reduce the expense reimbursements owed by the Advisor to the Fund. Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


      Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the corresponding Sub-Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Sub-Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Sub-Advisor's staff. Such information may be useful to the Sub-Advisor in providing services to clients other than the Funds, and not all such information is used by the Sub-Advisor in connection with the Funds. Conversely, such information provided to the Sub-Advisor by brokers and dealers through whom other clients of the Sub-Advisor effect securities transactions may be useful to the Sub-Advisor in providing services to the Funds.

      In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor's other clients. Investment decisions for a Fund and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

COMMISSIONS

The Funds paid the following brokerage commissions for the periods indicated:

                                     For the           For the           For the
                                     Period              Year             Year
                                      Ended             Ended             Ended
                                    12/31/04           12/31/03         12/31/02
                                    -------------------------------------------
Emerging Growth Fund                  $169,656        $113,871        $ 82,261
Enhanced Dividend 30 Fund             $ 19,122        $ 15,462        $  9,315
Value Plus Fund                       $ 14,864        $ 58,910        $ 14,331
Growth & Income Fund                  $ 32,282        $ 42,052        $ 64,736
Balanced Fund                         $ 41,539        $ 37,161        $ 48,739
High Yield Fund                       $  5,180        $    457        $      0
Conservative ETF Fund                 $    486              --              --
Moderate ETF Fund                     $  1,280              --              --
Aggressive ETF Fund                   $  2,432              --              --
Enhanced ETF Fund                     $    381              --              --

During the December 31, 2003 fiscal year, the higher commissions paid by the Value Plus Fund were due to restructuring of the portfolio as a result of a reorganization and the higher commissions paid by the Enhanced Dividend 30 Fund were due to increased assets.

                               For the      For the      For the        For the
                                Year        Period         Year          Year
                                Ended       Ended         Ended          Ended
                               2/31/04     12/31/03      06/30/03      06/30/02
                               ------------------------------------------------
Baron Small Cap Fund           $ 16,664     $ 15,005     $ 12,177     $ 19,291
Third Avenue Value Fund        $111,671     $102,822     $ 48,624     $ 47,906
Eagle Capital Appreciation     $ 26,377     $ 69,510     $ 27,831     $ 17,986
Fund

      During the fiscal period ended December 31, 2004, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided were as follows:

                                                Brokerage            Brokerage
                                                Transactions         Commissions
                                                Directed to          from
                                                Research             Research
                                                --------             --------

Emerging Growth Fund                            $ 7,893,327          $ 11,441
Balanced Fund                                   $   645,266          $    771
Value Plus Fund                                 $ 4,890,015          $  5,889
Growth & Income Fund                            $ 4,706,779          $  5,474
Enhanced Dividend 30 Fund                       $33,245,669          $ 18,447
Conservative ETF Fund                           $   773,022          $    436
Moderate ETF Fund                               $ 2,172,713          $  1,280
Aggressive ETF Fund                             $ 3,868,805          $  2,432
Enhanced ETF Fund                               $   805,727          $    381

      Baron Capital Inc. may be deemed to be an affiliate of the Baron Small Cap Fund because it is an affiliate of BAMCO, Inc., the sub-advisor for the Fund. M.J. Whitman LLC and M.J. Whitman OTC may be deemed to be affiliates of the Third Avenue Value Fund because they are affiliates of Third Avenue Management LLC, the sub-advisor for the Fund. Listed below is information about the brokerage commissions paid to these affiliated brokers during the stated fiscal years.

12-31-04 FISCAL YEAR
                                                           Amount       Percentage of         Percentage of
                                                             of          Aggregate             Aggregate
Broker                  Fund                             Commissions   Commissions Paid     Transactions Effected
------                  ----                             -----------   ----------------     ---------------------
Baron Capital, Inc.     Baron Small Cap Fund              $   5,917          36%                   40%
M.J. Whitman            Third Avenue Value Fund           $  93,693          84%                   87%

12-31-03 FISCAL YEAR
                                                           Amount       Percentage of         Percentage of
                                                             of          Aggregate             Aggregate
Broker                  Fund                             Commissions   Commissions Paid     Transactions Effected
------                  ----                             -----------   ----------------     ---------------------
Baron Capital, Inc.     Baron Small Cap Fund             $    5,422          36%                   37%
M.J. Whitman            Third Avenue Value Fund          $   89,467          86%                   86%

During the fiscal year ended December 31, 2004, the Funds acquired securities of the Trust's regular broker-dealers as follows:

                                                                                        Number of          Market Value
                                                                                        Shares at              at
Fund                                Broker-Dealer                                       12-31-04             12-31-04
------------------------------------------------------------------------------------------------------------------------
Balanced Fund                       Merrill Lynch & Co. Inc.                              5,900            $352,643
                                    Bank of America Securities                            9,562             449,318
                                    Citigroup, Inc.                                      12,700             611,886
                                    JP Morgan Chase & Co.                                 7,100             276,971
                                    Morgan Stanley Dean Witter Discover & Co.           575,000             587,550

Value Plus Fund                     Citigroup, Inc.                                      13,832             666,426
                                    Bank of America                                      10,780             506,552
                                    JP Morgan Chase & Co.                                14,694             573,212
                                    Lehman Brothers Holdings                              4,160             363,917

Growth & Income Fund                Bank of America                                      17,454             820,163
                                    Citigroup, Inc.                                      24,400           1,175,592
                                    Bear Stearns Companies                                4,600             470,626
                                    JP Morgan Chase & Co.                                24,400             951,844
                                    Merrill Lynch & Co.                                  10,300             615,631
                                    Morgan Stanley Dean Witter Discover & Co.             5,500             305,360
                                    National City                                        15,100             567,005

Core Bond Fund                      Credit Suisse First Boston USA Inc.                 515,000             512,319
                                    Morgan Stanley Dean Witter Discover & Co.           400,000             389,763
                                    Banc of America Commercial Mortgage                 585,000             587,255

Enhanced Dividend 30 Fund           Citigroup, Inc.                                       15,200             732,336
                                    JP Morgan Chase & Co.                                 15,200             592,952

Money Market Fund                   First Union Corp.                                    175,000             179,082
                                    JP Morgan Chase & Co.                                500,000             511,731
                                    First Union Corp.                                    225,000             231,869
                                    Salomon Smith Barney                                 180,000             180,980
                                    Merrill Lynch & Co.                                  102,000             104,009

Eagle Capital Appreciation Fund     Bank of America Corp.                                 25,200            1,184,148

Third Avenue Value Fund             Instinet Group, Inc.                                  217,200           1,309,716

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

OFFERING PRICE

      Shares of the Funds are offered at net asset value ("NAV") as defined in the Prospectus.

VALUATION OF SECURITIES

      The share price, ("NAV") of the Funds' shares is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m. eastern time), on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the Funds' share price, see "Pricing of Fund Shares" in the Prospectus.

      Pursuant to Rule 2a-7 of the 1940 Act, the Money Market Fund values its portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the NAV of the Money Market Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Money Market Fund.

      Pursuant to Rule 2a-7, the Money Market Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Fund will dispose of the security as soon as possible. The maturity of U.S. Government obligations that have a variable rate of interest readjusted no less frequently than annually will be deemed to be the period of time remaining until the next readjustment of the interest rate.

      The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include a review of the Fund's portfolio holdings by the Board of Trustees to determine whether the Fund's NAV calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a NAV per share by using available market quotations. The Board has also established procedures designed to ensure that the Money Market Fund complies with the quality requirements of Rule 2a-7.

      While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Fund may tend to be higher than a like computation made by the fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

      Portfolio securities held by the Core Bond Fund or the High Yield Fund for which market quotations are readily available are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by and under the general supervision of the Board of Trustees. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

      The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

      The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

REDEMPTION IN KIND

      Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

PURCHASE IN KIND

      Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment objectives and is otherwise acceptable to the Sub-Advisor.

                              TAXATION OF THE FUNDS

      Each Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); or of two or more issuers that the Fund controls that are engaged in the same or similar trades or business or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

      As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. The Funds will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

      A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. The Funds' capital loss carryforwards for federal income tax purposes as of December 31, 2004 expire as follows:

                                          Amount            Expiration Date
                                          ------            ---------------
Baron Small Cap Fund*                  $  196,963           December 31, 2010
                                          392,508           December 31, 2011
Core Bond Fund                         $  229,038           December 31, 2008
                                               22           December 31, 2011
                                           59,279           December 31, 2012
Eagle Capital Appreciation Fund*       $1,451,753           December 31, 2009
                                        9,414,121           December 31, 2010
Enhanced Dividend 30 Fund              $  108,912           December 31, 2009
                                          448,962           December 31, 2010
                                          460,219           December 31, 2011
High Yield Fund                        $  813,025           December 31, 2008
                                            6,124           December 31, 2009
                                          283,470           December 31, 2010
                                        1,376,648           December 31, 2011
Money Market Fund*                     $   35,009           December 31, 2006
                                           58,431           December 31, 2007
                                          104,616           December 31, 2008
                                          244,587           December 31, 2009
                                               28           December 31, 2010
                                              130           December 31, 2012

Third Avenue Value Fund*               $3,123,630           December 31, 2010
                                           22,282           December 31, 2012
Value Plus Fund*                       $  362,342           December 31, 2009
                                        3,973,380           December 31, 2010
                                        3,252,998           December 31, 2011

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

* A portion of these capital losses may be limited under tax regulations.

From November 1, 2004 to December 31, 2004, the Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2005.

Amount
------
Balanced Fund                                                           $ 10,810
Core Bond Fund                                                          $  7,111
High Yield Fund                                                         $123,932

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis.

FOREIGN TAXES

      Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary.

FOREIGN INCOME TAXES: Net income or capital gains earned by any Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced tax rate or even a tax exemption on related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Funds' assets to be invested within various countries is not known. Plus, a Fund may elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes, under U.S. federal income tax principals, if a Fund meets certain requirements. These requirements of a Fund include:

      o     qualification as a regulated investment company;

      o     satisfaction of certain distribution requirements; and

      o more than 50% of the value of that Fund's assets at the close of the taxable year must consist of stocks or securities of foreign corporations.

      If a Fund makes this election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders. The shareholders would then be allowed to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct it from their U.S. taxable income, if any. Shortly after any year for which it makes this election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

         SPECIAL TAX CONSIDERATION: No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

DISTRIBUTIONS

      Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually. Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund's distributions. The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Funds' shares, may be affected. Each Fund's distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

FOREIGN WITHHOLDING TAXES

      Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING

      A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

      The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

TAXATION OF VARIABLE CONTRACTS

      For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

      Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

      Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements. If a Fund failed to satisfy these requirements, a variable annuity or life insurance contract supported by an insurance company separate account invested in the Fund would not be treated as an annuity or life insurance for tax purposes and would no longer be eligible for tax deferral.

                             PERFORMANCE INFORMATION

      From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports, if accompanied by performance of your insurance company's corresponding insurance separate account. These performance figures are calculated in the following manner:

YIELD:

      Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended December 31, 2004, the Funds' yields were as follows:

      Balanced Fund  1.31%     High Yield Fund  6.49%   Core Bond Fund   3.58%.

      Yield quotations on investments in the Money Market Fund may be provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 -1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Money Market Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method). The Money Market Fund 's current and effective yields for the seven days ended December 31, 2004 were 2.13% and 2.15%, respectively, for Institutional Shares and 1.87% and 1.89%, respectively, for Service Class Shares.

TOTAL RETURN:

      A Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate non-standardized total return figures that represent aggregate (not annualized) performance over any period or year-by-year performance. Total returns do not reflect variable annuity contract or variable life policy fees or other expenses. If reflected returns would be lower.

Average Annual
Total Return as of                                                             Since     Inception
December 31, 2004                    One Year     Five Years   Ten Years     Inception      Date
                                     --------     ----------   ---------     ---------   ---------
Enhanced Dividend 30 Fund               5.08%       -1.62%       N/A          -0.41%      5/1/99
Value Plus Fund                        10.54%        1.36%       N/A           3.48%      5/1/98
Growth & Income Fund                   10.10%        5.74%       N/A           5.18%      1/1/99
Balanced Fund                           9.63%        6.99%       10.83%       10.89%      11/21/94
High Yield Fund                         9.55%        8.20%       N/A           5.61%      5/1/99
Core Bond Fund                          3.31%        6.33%       N/A           5.02%      1/1/99
Money Market Fund - Class I             1.35%        N/A         N/A           1.65%      5/1/01
Money Market Fund -Service              1.08%        N/A         N/A           0.93%      7/15/03
Baron Small Cap Fund                   27.82%        9.61%       10.65%        9.46%      12/14/92
Third Avenue Value Fund                25.93%       13.29%       16.46%       14.15%      12/14/92
Eagle Capital Appreciation             14.89%      -10.00%        8.17%        7.13%      12/08/92
Emerging Growth Fund                   12.06%       10.10%       15.86%       15.79%      11/21/94
Conservative ETF Fund                   N/A          N/A          N/A          5.22%      7/16/04
Moderate ETF Fund                       N/A          N/A          N/A          7.51%      7/16/04
Aggressive ETF Fund                     N/A          N/A          N/A          8.62%      7/16/04
Enhanced ETF Fund                       N/A          N/A          N/A         13.36%      7/16/04

The Funds may also advertise total return (a "nonstandardized quotation") that is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

The total returns of the Funds as calculated in this manner since inception are as follows:

-----------------------------------------------------------------------------------------------------------------------------------
Period               Baron              Emerging          Third Avenue       Eagle Capital   Enhanced       Value Plus    Growth &
Ended                Small              Growth            Avenue             Appreciation    Dividend       Fund(5)       Income
                     Cap Fund(1)        Fund(2)           Value Fund(1)      Fund(3)         30 Fund(4)                   Fund(6)
-----------------------------------------------------------------------------------------------------------------------------------
12-31-95              21.11%              19.57%            45.65%               31.65%
-----------------------------------------------------------------------------------------------------------------------------------
12-31-96              18.54%              11.16%            24.51%               13.95%
-----------------------------------------------------------------------------------------------------------------------------------
12-31-97              25.08%              33.67%            30.42%               34.78%
-----------------------------------------------------------------------------------------------------------------------------------
12-31-98              -0.61%               3.28%            18.41%               35.65%
-----------------------------------------------------------------------------------------------------------------------------------
12-31-99              -2.57%              46.75%           -12.14%               35.51%                        15.02%
-----------------------------------------------------------------------------------------------------------------------------------
12-31-00               1.25%              29.62%            11.16%              -22.45%        - 2.95%          2.64%     12.16%
-----------------------------------------------------------------------------------------------------------------------------------
12-31-01               6.60%              -2.62%            15.23%              -27.94%        -11.45%         -0.88%     -5.28%
-----------------------------------------------------------------------------------------------------------------------------------
12-31-02             -14.05%             -22.31%           -17.49%              -30.47%        -22.67%        -26.65%    -14.90%
-----------------------------------------------------------------------------------------------------------------------------------
12-31-03              33.43%              47.26%            40.19%               32.24%         32.00%         29.72%     32.84%
-----------------------------------------------------------------------------------------------------------------------------------
12-31-04              27.82%              12.06%            25.93%               14.89%          5.08%         10.54%     10.10%
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Inception was December 14, 1992.
(2)   Inception was November 21, 1994.
(3)   Inception was December 8, 1992.
(4)   Inception was May 1, 1999.
(5)   Inception was May 1, 1998.
(6)   Inception was January 1, 1999.

-----------------------------------------------------------------------------------------------------------------------------
Period              Balanced         High Yield       Core Bond       Conservative     Moderate      Aggressive   Enhanced
Ended               Fund(1)            Fund(2)         Fund(3)          ETF Fund(4)    ETF Fund(4)   ETF Fund(4)  ETF Fund(4)
-----------------------------------------------------------------------------------------------------------------------------
12-31-95             24.56%
-----------------------------------------------------------------------------------------------------------------------------
12-31-96             16.78%
-----------------------------------------------------------------------------------------------------------------------------
12-31-97             18.61%
-----------------------------------------------------------------------------------------------------------------------------
12-31-98              5.44%
-----------------------------------------------------------------------------------------------------------------------------
12-31-99              9.62%
-----------------------------------------------------------------------------------------------------------------------------
12-31-00             12.71%              -0.68%        9.20%
-----------------------------------------------------------------------------------------------------------------------------
12-31-01              2.67%               6.93%        7.85%
-----------------------------------------------------------------------------------------------------------------------------
12-31-02             -9.09%               2.82%        7.93%
-----------------------------------------------------------------------------------------------------------------------------
12-31-03             21.57%              23.99%        3.49%
-----------------------------------------------------------------------------------------------------------------------------
12-31-04              9.63%               9.55%        3.31%              5.22%        7.51%          8.62%         13.36%
-----------------------------------------------------------------------------------------------------------------------------

(1)   Inception was November 21, 1994.
(2)   Inception was May 1, 1999.
(3)   Inception was January 1, 1999.
(4)   Inception was July 16, 2004.

A nonstandardized quotation may also indicate average annual cumulative rates of return. The average annual cumulative rates of return of the Funds for the periods ended December 31, 2004 are as follows:

Average Annual Cumulative                                                                           Since      Inception
Returns as of December 31, 2004           One Year          Five Years          Ten Years         Inception       Date
                                          --------          ----------         ---------         ---------     ---------
Enhanced Dividend 30 Fund                  5.08%              -7.82%               N/A               -2.30%        5/1/99
Value Plus Fund                           10.54%               7.00%               N/A               25.66%        5/1/98
Growth & Income Fund                      10.10%              32.22%               N/A               35.38%        1/1/99
Balanced Fund                              9.63%              40.21%             179.59%            184.34%       11/21/94
High Yield Fund                            9.55%              48.32%               N/A               36.30%        5/1/99
Core Bond Fund                             3.31%              35.91%               N/A               34.16%        1/1/99
Money Market Fund - Class I                1.35%               N/A                 N/A                6.17%        5/1/01
Money Market Fund -Service                 1.08%               N/A                 N/A                1.36%        7/15/03
Baron Small Cap Fund                      27.82%              58.21%             175.09%            197.02%       12/14/92
Third Avenue Value Fund                   25.93%              86.59%             359.13%            392.47%       12/14/92
Eagle Capital Appreciation                14.89%             -40.97%             119.41%            129.50%       12/08/92
Emerging Growth Fund                      12.06%              61.82%             335.75%            340.11%       11/21/94
Conservative ETF Fund                        --                  --                  --               5.22%        7/19/04
Moderate ETF Fund                            --                  --                  --               7.51%        7/19/04
Aggressive ETF Fund                          --                  --                  --               8.62%        7/19/04
Enhanced ETF Fund                            --                  --                  --              13.36%        7/19/04

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

      In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services, to the performance of various indices and investments for which reliable performance data is available. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Funds may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.

                              FINANCIAL STATEMENTS

      The financial statements for the Trust for the fiscal period ended December 31, 2004 are incorporated herein by reference from the current annual report to shareholders. A copy of the annual report will be provided, without charge, to each person receiving this SAI.

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                                    APPENDIX

                        BOND AND COMMERCIAL PAPER RATINGS

      Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S BOND RATINGS

      Aaa. Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba. Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B. Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C. Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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      Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

      Should no rating be assigned, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

      Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups that Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

S&P'S BOND RATINGS

      AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

      A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

      BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

      C1. The rating C1 is reserved for income bonds on which no interest is being paid.

      D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


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S&P'S COMMERCIAL PAPER RATINGS

      A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.


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                               TOUCHSTONE VARIABLE SERIES TRUST

                               -- TOUCHSTONE BARON SMALL CAP FUND
                               -- TOUCHSTONE EMERGING GROWTH FUND
                               -- TOUCHSTONE THIRD AVENUE VALUE FUND
                               -- TOUCHSTONE EAGLE CAPITAL APPRECIATION FUND -- TOUCHSTONE ENHANCED DIVIDEND 30 FUND
                               -- TOUCHSTONE VALUE PLUS FUND
                               -- TOUCHSTONE GROWTH & INCOME FUND
                               -- TOUCHSTONE BALANCED FUND
                               -- TOUCHSTONE HIGH YIELD FUND
                               -- TOUCHSTONE CORE BOND FUND
                               -- TOUCHSTONE MONEY MARKET FUND
                               -- TOUCHSTONE CONSERVATIVE ETF FUND
                               -- TOUCHSTONE MODERATE ETF FUND
                               -- TOUCHSTONE AGGRESSIVE ETF FUND
                               -- TOUCHSTONE ENHANCED ETF FUND
INVESTMENT ADVISOR

Touchstone Advisors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202

DISTRIBUTOR

Touchstone Securities, Inc.
303 Broadway, Suite 1100
Cincinnati, OH  45202

ADMINISTRATOR, FUND ACCOUNTING
AGENT AND TRANSFER AGENT

Integrated Fund Services, Inc.            STATEMENT OF ADDITIONAL INFORMATION
P.O. Box 5354
Cincinnati, Ohio 45201-5354                         MAY 1, 2005

CUSTODIAN                                       AMENDED JUNE 28, 2005

Brown Brothers Harriman & Co.                AMENDED NOVEMBER 28, 2005
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202